SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K

                          CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF
1934


Date of Report (Date of earliest event reported)
November 21, 1997



              RAWLINGS SPORTING GOODS COMPANY, INC.
      (Exact name of Registrant as specified in its charter)


Missouri                 0-24450                  43-1674348
(State or other     (Commission File Number) (I.R.S. Employer
jurisdiction of                              Identification No.)
Incorporation)



  1859 Intertech Drive, Fenton, Missouri                 63026
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code (314) 349-5000




  (Former name or  former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

     On November 21, 1997, Rawlings Sporting Goods Company, Inc., a Delaware corporation (the "Company"), announced that it entered into a Strategic Marketing Agreement with Host Communications, Inc. In connection therewith the Company also entered into an Investment Purchase Agreement with Bull Run Corporation, a Georgia corporation ("Bull Run"), under which Bull Run purchased 925,804 warrants for $3.07 per warrant. These warrants have a four year term and enable Bull Run to purchase 925,804 shares of the Company's common stock at an exercise price of $12.00 per share but are exercisable only if the Company's common stock closes at a price per share at or above $16.50 for 20 consecutive trading days during the four year term.

     In addition, Bull Run may purchase up to 10.1 percent of the outstanding shares of the Company's common stock in the open market over the next six months, with extensions allowed under certain circumstances defined in the Investment Purchase Agreement. After completing the open market purchases, if Bull Run has not acquired 10.1 percent of the outstanding shares of common stock, Bull Run may acquire additional warrants exercisable into a number of shares of common stock sufficient to cause the total shares acquired upon exercise of all warrants purchased by Bull Run plus the shares acquired through open market purchase to equal 20.1 percent, provided that in no event shall Bull Run be entitled to purchase additional warrants exercisable into more than 5 percent of the outstanding common stock.

     For a period of five and one-half years after the completion of the open market purchases, Bull Run shall be subject to a Standstill Agreement. The Company has also granted Bull Run certain registration rights pursuant to a Registration Rights Agreement.

     In connection with this transaction, the Company, Boatmen's Trust Company and ChaseMellon Shareholder Services, Inc. entered into an Amendment to Rights Agreement which increased the percentage ownership, which if exceeded would result in a person being deemed an "Acquiring Person" (as defined in the Rights Agreement dated July 1, 1994, between the Company and Boatmen's Trust Company), from 20 percent to 23.1 percent. Such Amendment also caused the appointment of ChaseMellon Shareholder Services, Inc. as successor Rights Agent under such Rights Agreement.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS.

(a) and (b)    Financial Statements and Pro Forma Financial
               Information.        None

(c)            Exhibits.

               4.1  Common Stock Purchase Warrant dated November
                    21, 1997 issued by the Company to Bull Run
                    Corporation.

               4.2  Amendment of Rights Agreement, dated November
                    21, 1997, among the Company, Boatmen's Trust
                    Company and ChaseMellon Shareholder Services,
                    Inc.

               99.1 Strategic Marketing Agreement, dated November
                    21, 1997, between the Company and Host
                    Communications, Inc.

               99.2 Investment Purchase Agreement, dated November
                    21, 1997, between the Company and Bull Run
                    Corporation.

               99.3 Standstill Agreement, dated November 21,
                    1997, between the Company and Bull Run
                    Corporation.

               99.4 Registration Rights Agreement, dated November
                    21, 1997, between the Company and Bull Run
                    Corporation.

               99.5 Press Release issued November 21, 1997.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   RAWLINGS SPORTING GOODS
                                   COMPANY, INC.


Date:  November 24, 1997           By: /s/ Paul E. Martin
                                        Paul E. Martin,
                                        Chief Financial Officer

                          EXHIBIT INDEX



Exhibit
Number    Description                                               Page

4.1       Common Stock Purchase Warrant dated November 21,
          1997 issued by the Company to Bull Run Corporation.

4.2       Amendment of Rights Agreement dated November 21,
          1997 among the Company, Boatmen's Trust Company and ChaseMellon Shareholder Services, Inc.

99.1 Strategic Marketing Agreement, dated November 21, 1997, between the Company and Host Communications, Inc.

99.2 Investment Purchase Agreement dated November 21, 1997, between the Company and Bull Run Corporation.

99.3 Standstill Agreement dated November 21, 1997 between the Company and Bull Run Corporation.

99.4 Registration Rights Agreement dated November 21, 1997 between the Company and Bull Run Corporation.

99.5      Press Release issued November 21, 1997.

                                                      Exhibit 4.1

     NEITHER THIS COMMON STOCK PURCHASE WARRANT, NOR THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF, HAVE BEEN REGISTERED FOR OFFER OR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES LAWS OF ANY OTHER STATE, OR ANY OTHER APPLICABLE SECURITIES LAWS. THIS WARRANT HAS BEEN ISSUED OR SOLD, AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF WILL BE ISSUED OR SOLD, IF AT ALL, IN RELIANCE UPON EXEMPTIONS CONTAINED IN SUCH LAWS FOR TRANSACTIONS NOT INVOLVING ANY PUBLIC OFFERING. THIS WARRANT HAS BEEN ACQUIRED, AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF WILL BE ACQUIRED, IF AT ALL, FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED, PLEDGED OR DISPOSED OF IN ANY MANNER EXCEPT IN A TRANSACTION THAT IS EXEMPT FROM REGISTRATION UNDER SUCH LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH LAWS.

     THESE SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF CODE SECTION 10-5-9 OF THE "GEORGIA SECURITIES ACT OF 1973," AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.

    THESE SECURITIES ARE SUBJECT TO A STANDSTILL AGREEMENT DATED AS OF NOVEMBER 21, 1997, WHICH CONTAINS RESTRICTIONS ON THE RIGHTS OF THE HOLDER THEREOF. COPIES OF THE STANDSTILL AGREEMENT ARE ON FILE WITH THE SECRETARY OF THE COMPANY AND WILL BE MAILED TO A HOLDER WITHOUT CHARGE WITHIN FIVE (5) DAYS AFTER RECEIPT BY THE COMPANY OF A WRITTEN REQUEST THEREFOR FROM SUCH HOLDER.

              RAWLINGS SPORTING GOODS COMPANY, INC.

                  COMMON STOCK PURCHASE WARRANT

    RAWLINGS SPORTING GOODS COMPANY, INC., a Delaware corporation (the "Company"), hereby certifies that, for value received, BULL RUN CORPORATION, a Georgia corporation (together with its successors and permitted assigns, the "Holder"), is entitled, subject to the terms hereof, to purchase from the Company upon surrender of this Common Stock Purchase Warrant (this "Warrant") at any time during the period described in
Section 2 hereof, a number of shares (the "Warrant Shares") equal to 925,804 (as adjusted from time to time as provided in this Warrant), at the Warrant Exercise Price (as defined below) per share.

                           DEFINITIONS

         Section 1. Definitions. The following words and terms as used in this Warrant shall have the following meanings:

         "Affiliate" shall have the meaning set forth in Rule
12b-2 of the General Rules and Regulations under the Securities
Exchange Act of 1934, as amended.

         "Barrier" means the price of the last reported trade of the Company's Common Stock on the NASDAQ Stock Market shall be equal to or greater than $16.50 for twenty (20) consecutive trading days.

         "Business Day" means a day other than a Saturday, a Sunday, a day on which banking institutions in the State of Georgia or the State of Missouri are authorized or obligated by law or required by executive order to be closed, or a day on which the New York Stock Exchange is closed.

         "Close of Business" means the close of business on any day other than a Saturday, a Sunday, a day on which banking institutions in the State of Georgia or the State of Missouri are authorized or obligated by law or required by executive order to be closed, or a day on which the New York Stock Exchange is closed.

         "Closing Date" means November 21, 1997.

         "Common Stock" means the Company's $.01 par value per share common stock and stock of any other class of the equity of the Company into which such shares may hereafter have been changed.

         "Company" means Rawlings Sporting Goods Company, Inc., a Delaware corporation.

         "Conversion Price" means the price per share for which Common Stock is issuable upon the conversion or exchange of Convertible Securities, determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance of such Convertible Securities, plus the minimum aggregate amount of additional consideration payable to the Company upon the conversion or exchange of such Convertible Securities, by (ii)_the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities.

         "Convertible Securities" mean any securities issued by the Company or an Affiliate of the Company which are convertible into or exchangeable for, directly or indirectly, shares of Common Stock.

         "Expiration Date" means the fourth anniversary of the Closing Date.

         "Holder" means Bull Run Corporation, a Georgia corporation, together with its successors and permitted assigns.

         "Market Price" of a share of Common Stock on any day means the average closing price of a share of Common Stock for the twenty (20) consecutive trading days preceding such day on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the average of the reported bid and asked prices during such twenty
(20) trading day period in the over-the-counter market as furnished by the National Association of Securities Dealers automated quotation system, or, if such firm is not then engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business selected by the Company, or, if there is no such firm, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Company or, if the shares of Common Stock are not publicly traded, the Market Price for such day shall be the book value of a share of Common Stock of the Company as disclosed in the last balance sheet of the Company regularly prepared by the Company.

         "Material Adverse Effect" means a material and adverse effect (i) on the condition (financial or otherwise), results of operations, business or properties of the Company and its Affiliates, taken as a whole, or (ii) on the Company's and its Affiliates' ability, taken as a whole, to perform their respective obligations under any of the Company's or its Affiliates' material agreements or under any other document or agreement issued in connection herewith to which the Company or any of its Affiliates is a party or (iii) upon the binding nature, validity or enforceability of any material agreements.

         "NASDAQ" means the electronic inter-dealer quotation system (the National Association of Securities Dealers Automated
Quotations Systems) operated by NASDAQ,_ Inc.

         "Person" means an individual, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or any agency or political subdivision thereof) or other entity of any kind.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "Standstill Agreement" means that certain Standstill
Agreement, dated as of the Closing date, by and between the Company and the Holder.

         "Strike Price" means the price per share for which Common Stock is issuable upon the exercise of any rights, options or warrants for the purchase of Common Stock, determined by dividing (i)_the total amount, if any, received or receivable by the Company as consideration for the grant of such rights, options or warrants, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights, options or warrants, by (ii)_the total maximum number of shares of Common Stock issuable upon the exercise of such rights, options or warrants.

         "Vote" shall mean, as to any entity, the ability to cast a vote at a stockholders' or comparable meeting of such entity with respect to the election of directors or other members of such entity's governing body.

         "Voting Power" means the aggregate number of Votes represented by all Voting Securities which as of such date Bull
Run or any of its Affiliates has the right to acquire from the Company pursuant to the Warrants.

         "Voting Securities" shall mean the Common Stock and any other securities of the Company having the right to Vote.

         "Warrant Exercise Price" means the consideration payable by the Holder for each Warrant Share upon exercise of this Warrant, which initially shall be $12.00 per share.

         "Warrant Shares" means the shares of Common Stock acquired or acquirable upon exercise of this Warrant, any shares of Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued
as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, such shares of Common Stock, or any other interest in the Company that has been or may be acquired upon exercise of this Warrant.

         (b)  Other Definitional Provisions.

              (i) Except as otherwise specified herein, all references herein (A) to any Person, including the Company, shall be deemed to include such Person's successors and assigns and
(B)_to any applicable law defined or referred to herein shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

              (ii) When used in this Agreement, the words
"herein," "hereof" and "hereunder," and words of similar import, shall refer to this Agreement as a whole and not to any provision of this Agreement, and the words "Section" and "Exhibit" shall refer to Sections of and Exhibits to this Agreement, respectively, unless otherwise specified.

              (iii)     Whenever the context so requires, the
neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

         Section 2.  Exercise, Exchange and Limitations of
Warrant.

         (a) Exercise of Warrant. Subject to the terms and conditions hereof, this Warrant may be exercised, in whole or in part, at any time or from time to time during normal business hours after (i) the Barrier has been met and (ii) the Holder and its Affiliates beneficially own at least five percent (5%) of the outstanding Common Stock, and prior to the close of business on the Expiration Date. The rights represented by this Warrant may be exercised by the Holder, in whole or from time to time in part (except that this Warrant shall not be exercisable as to a fractional share) by (i) delivery of a written notice of such Holder's election to exercise this Warrant to the Company's office located at the address set forth in Section 19 hereof, which notice shall specify the number of Warrant Shares to be purchased, (ii) payment to the Company of an amount equal to the Warrant Exercise Price multiplied by the number of Warrant Shares as to which the Warrant is being exercised, such payment to be made by wire transfer or by certified or official bank check,
(iii)_surrender of this Warrant, properly endorsed, at the principal office of the Company (or at such other agency or office of the Company as the Company may designate by written notice to the Holder), and (iv) if the Warrant Shares issuable upon the exercise of the rights represented by this Warrant have not been registered under the Securities Act, delivery to the Company by the Holder of a letter in the form of Exhibit A hereto; provided, however, that if such Warrant Shares are to be issued in any name other than that of the registered holder of this Warrant, such issuance shall be deemed a transfer subject to the provisions and restrictions of Section 18 hereof. In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, registered in the name of, or as directed by, the Holder, shall be delivered to, or as directed by, such Holder within three (3) Business Days after such rights shall have been so exercised. Unless the rights represented by this Warrant shall have expired or have been fully exercised, the Company shall issue a new Warrant identical in all respects to the Warrant exercised except that it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under the Warrant exercised, less the number of Warrant Shares with respect to which such Warrant was exercised. The Person in whose name any certificate for Warrant Shares is issued upon the exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such Warrant Shares immediately prior to the close of business on the date on which the Warrant was surrendered and payment of the amount due in respect of such exercise and any applicable taxes was made, irrespective of the date of delivery of such share certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are properly closed, such person shall be deemed to have become the holder of such Warrant Shares at the opening of business on the next succeeding date on which the stock transfer books are open. If this Warrant is not exercised on or prior to the Close of Business on the Expiration Date, this Warrant shall become void and all rights of the Holder hereunder shall cease.

         (b)  Exceptions to Exercise of Warrant.
Notwithstanding the provisions of Section 2(a) hereof to the contrary, this Warrant may be exercised, in whole or in part, at any time or from time to time during normal business hours on or after the date hereof and prior to the close of business on the Expiration Date upon the occurrence of any of the following:

(i) and any acquisition of more than fifty percent (50%) of the Voting Power of the Company by any Person and such Person's Affiliates, however acquired, including without limitation, by acquisition of securities, merger, consolidation, recapitalization or reorganization of the Company;
(ii)          any partial or complete liquidation of the Company;
(iii) any sale or disposition of fifty percent (50%) or more of the assets of the Company;
(iv) any tender offer for more than twenty percent (20%) of the Voting Power of any outstanding class of Voting Securities issued by the Company which has been approved by a majority of the Company's Board of Directors or in connection with which the Board of Directors has redeemed rights under, or amended, the Company's 1994 Rights Agreement (or any successor agreement); or
(v) any issuance by the Company of capital stock of the Company constituting (on a cumulative basis) more than fifty percent (50%) of the Voting Power of the Company.

         (c) Exchange of Warrant. At the option of the Holder, this Warrant is exchangeable upon the surrender hereof by the Holder at the principal office or agency of the Company, for new warrants of like tenor representing in the aggregate the right to purchase the number of Warrant Shares that may be purchased hereunder from time to time after giving effect to all the provisions hereof, each of such new warrants to represent the right to purchase such number of Warrant Shares as shall be designated by said Holder at the time of such surrender. This Warrant so surrendered for exchange shall be canceled by the Company.

         (d) Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, on receipt of an affidavit of Holder containing representations and indemnities reasonably satisfactory to the Company, the Company shall issue a new warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.

         (e)  Date.  The date of this Warrant is the Closing
Date. This Warrant, in all events, shall be wholly void and of no effect after the close of business on the Expiration Date.

         Section 3.  Covenants.

         (a) The Company covenants and agrees that all securities which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, free and clear of all taxes, liens, claims and security interests (other than liens and security interests created by the Holder). The Company further covenants and agrees that (i) during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights then represented by this Warrant and (ii) it will, at its expense, use its best efforts to cause such shares to be listed (subject to issuance or notice of issuance) on NASDAQ Stock Market or any stock exchanges, if any, on which the Common Stock may become listed during such period.

         Section 4. Adjustment of Warrant Exercise Price Upon Stock Splits, Dividends, Distributions and Combinations. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares or issue a stock dividend or make a distribution with respect to outstanding shares of Common Stock or Convertible Securities payable in Common Stock or in Convertible Securities which are convertible with no additional consideration into shares of Common Stock, the Warrant Exercise Price in effect immediately prior to such subdivision or stock dividend or distribution shall be proportionately reduced (treating for such purpose any such shares of Convertible Securities outstanding or payable as being the number of shares of Common Stock issuable upon their conversion); and conversely, in case the shares of Common Stock of the Company shall be combined into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such combination shall be proportionately increased.

         Section 5.  Reorganization or Reclassification.  In
case of any capital reorganization, or of any reclassification of the capital stock, of the Company (other than a change in par value or from par value to no par value or from no par value to par value), or any consolidation or merger of the Company with another corporation or other entity, or the sale of all or substantially all of the assets of the Company shall be effected in a manner by which the holders of Common Stock shall be entitled (either directly or upon subsequent liquidation) to securities or assets with respect to or in exchange for Common Stock, then this Warrant shall, after such capital reorganization, reclassification of capital stock, merger or sale of assets, entitle the Holder hereof to purchase the kind and number of shares of stock or other securities or property of the Company, or of the corporation resulting from such consolidation to which the Holder hereof would have been entitled if it had held the Common Stock issuable upon the exercise hereof immediately prior to such capital reorganization, reclassification of capital stock, consolidation, merger or sale of assets. The Company shall not effect any such capital reorganization, reclassification of capital stock, consolidation, merger or sale of assets unless prior to the consummation thereof the successor corporation (if other than the Company) resulting therefrom or the corporation purchasing such assets shall, by written instrument executed and mailed to the Holder hereof at the last address of such Holder appearing on the books of the Company, (i)_assume the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase, and (ii)_agree to be bound by all the terms of this Warrant.

         Section 6.  Anti-Dilution Adjustments.

         (a) Issuance of Additional Shares. In case at any time the Company shall issue or sell any shares of its Common
Stock (excluding shares issued upon the exercise of this Warrant and excluding shares issued in a public offering) for a consideration per share less than the Market Price on the date of such issue or sale, the Warrant Exercise Price shall be reduced to the price determined by multiplying the Warrant Exercise Price in effect immediately prior to the time of such issue or sale by a fraction, the numerator of which shall be the sum of (i)_the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Market Price immediately prior to such issue or sale plus (ii)_the aggregate consideration received by the Company upon such issue or sale, and the denominator of which shall be the product of (iii)_the total number of shares of Common Stock outstanding immediately after such issue or sale, multiplied by (iv)_the Market Price immediately prior to such issue or sale.

         (b) Issuance of Rights, Options or Warrants. In case at any time the Company shall grant (whether directly or by assumption in a merger or otherwise) any rights (other than the rights represented by this Warrant), options or warrants to subscribe for or to purchase shares of Common Stock, whether or not such rights, options or warrants are immediately exercisable, and the Strike Price is less than the Market Price as of the date such rights, options or warrants are granted, then, for purposes of the adjustment required by Section 6(a), the total maximum number of shares of Common Stock issuable upon the exercise of such rights, options or warrants shall be deemed to have been issued at the Strike Price. Except as otherwise provided in
Section 6(d) below, no adjustments of the Warrant Exercise Price shall be made upon the actual issuance of the shares of Common Stock underlying such rights, options or warrants.

         (c) Issuance of Convertible Securities. In case at any time the Company shall issue any Convertible Securities, whether or not the right to convert or exchange any such Convertible Securities are immediately exercisable, and the Conversion Price is less than the Market Price as of the date such Convertible Securities are issued, then, for purposes of the adjustment required by Section 6(a), the total maximum number of shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities shall be deemed to have been issued at the Conversion Price. Except as otherwise provided in
Section 6(d) below, no adjustments of the Warrant Exercise Price shall be made upon the actual issuance of the shares of Common Stock underlying such Convertible Securities.

         (d) Change in Strike Price, Conversion Price or Conversion Rate. If (i) the Strike Price for any right, option or warrant for the purchase of Common Stock, (ii) the Conversion Price of any Convertible Security or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock changes at any time (other than by reason of provisions designed to protect against dilution), the Warrant Exercise Price in effect at the time such event occurs shall be readjusted to the Warrant Exercise Price which would have been in effect at such time had such rights, options, warrants or Convertible Securities still outstanding provided for such changed Strike Price, Conversion Price or conversion rate, as the case may be, at the time such rights, options or warrants were initially granted or such Convertible Securities were initially issued. Upon the expiration of any such right, option or warrant or the termination of any such right to convert or exchange such Convertible Securities, the Warrant Exercise Price then in effect shall be increased to the Warrant Exercise Price which would have been in effect at the time of such expiration or termination had such right, option, warrant or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been granted or issued, and the Common Stock issuable thereunder shall no longer be deemed to be outstanding.

         (e) Consideration for Stock. In case any shares of Common Stock or Convertible Securities or any rights, options or warrants to purchase Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, without deducting any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights, options or warrants to purchase Common Stock or Convertible Securities shall be issued or sold in whole or in part for consideration other than cash, the amount of such consideration shall be deemed to be the fair value thereof as determined by the Board of Directors of the Company, without deducting any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In the event of any consolidation or merger of the Company in which the Company is not the surviving corporation or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any corporation, the Company shall be deemed to have issued a number of shares of its Common Stock for stock or securities of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated and for consideration equal to the fair market value on the date of such transaction of such stock or securities of the other corporation as determined by the Board of Directors of the Company, and if any such calculation results in adjustment of the Warrant Exercise Price, the determination of the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such merger, conversion or sale, for purposes of Section 5 shall be made after giving effect to such adjustment of the Warrant Exercise Price.

         (f)  Exceptions.  Notwithstanding anything in this
Section 6 to the contrary, the Company shall not be required to make any adjustment of the Warrant Exercise Price in connection with the grant of stock options to employees or directors of the Company or the issuance of shares of Common Stock upon exercise of stock options pursuant to a stock option plan.

         Section 7.  Record Date.  In case the Company shall
take a record of the holders of its Common Stock for the purpose of entitling them (i)_to receive a dividend or other distribution payable in Common Stock or in Convertible Securities, or (ii)_to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

         Section 8. Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the sale or other disposition of any such shares shall be deemed an issuance thereof for the purposes of Section 6.

         Section 9. Certain Events. If any event occurs (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features) as to which, in the opinion of the majority of the Board of Directors of the Company, the provisions of Sections_4, 5 or 6 are not strictly applicable or, if strictly applicable, would not fairly protect the purchase rights of the Holder of this Warrant in accordance with the essential intent and principles of such provisions, then the Board of Directors of the Company shall make an equitable adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights.

         Section 10. Notice of Adjustment of Warrant Exercise Price. Upon any adjustment of the Warrant Exercise Price or in the occurrence of any event which should result in an adjustment to the Warrant Exercise Price, the Company shall promptly give written notice thereof to the Holder of this Warrant, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

          Section 11.  Adjustments.

         (a) Computation of Adjustments. Upon each computation of an adjustment in the Warrant Exercise Price, the Warrant Exercise Price shall be computed to the nearest cent (i.e., fractions of .5 of a cent, or greater, shall be rounded to the highest cent) and the shares which may be purchased upon exercise of this Warrant shall be calculated to the nearest whole share (i.e., fractions of one half of a share, or greater, shall be treated as being a whole share). No such adjustment shall be made, however, if the change in the Warrant Exercise Price would be less than $.01 per share, but any such lesser adjustment shall be made at the time and together with the next subsequent adjustment which, together with any adjustments carried forward, shall amount to $.01 per share or more.

         (b) Adjustment of Number of Shares. Upon each adjustment of the Warrant Exercise Price as provided above, the registered holder of this Warrant shall thereafter be entitled to purchase, at the Warrant Exercise Price resulting from such adjustment, the number of shares (calculated to the nearest tenth of a share) obtained by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price after such adjustment.

         (c) Certain Prohibited Adjustments. Notwithstanding anything herein to the contrary, the Company agrees not to enter into any transaction which would cause an adjustment of the Warrant Exercise Price to less than the par value of the Common Stock.

         Section 12. Fractional Shares. The Company shall not be required to issue fractional Warrant Shares upon the exercise of this Warrant. If the Holder would be entitled upon the exercise of any rights evidenced hereby to receive a fractional interest in a Warrant Share, the Company shall, upon such exercise, pay in lieu of such fractional interest an amount in cash equal to the value of such fractional interest, calculated based upon the Market Price as of the date this Warrant is exercised.

         Section 13. Notice of Certain Events. In case at any time:

         (a) the Company shall pay any dividend upon, or make any distribution in respect of, its Common Stock;

         (b) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

         (c) there shall be any capital reorganization, or reclassification of the capital stock, of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to another corporation or other entity; or

         (d) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more said cases, the Company shall give notice to the Holder of the date on which (i) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, sale of assets, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall be given not less than ten (10) days prior to the record date or the date on which the transfer books of the Company are to be closed in respect thereto in the case of an action specified in clause (i) and at least thirty
(30) days prior to the action in question in the case of an action specified in clause (ii). Notices of regular dividends provided by the Company in accordance with the requirements of the NASDAQ Stock Market shall constitute notice to the Holder of such dividends in accordance with this Section 13.

         Section 14. No Change in Warrant Terms on Adjustment. Irrespective of any adjustment in the Warrant Exercise Price or the number of shares of Common Stock issuable upon exercise hereof, this Warrant, whether theretofore or thereafter issued or reissued, may continue to express the same Warrant Exercise Price and number of shares as are stated herein and the Warrant Exercise Price and such number of shares specified herein shall be deemed to have been so adjusted.

         Section 15. Taxes. The Company shall pay any tax or taxes attributable to the issuance of securities issuable upon the exercise of this Warrant, unless the certificates for such securities are to be issued in a name other than that of the Holder hereof. The Company shall not be required to pay any tax or taxes levied or assessed with respect to any transfer of this Warrant or any Warrant Shares.

         Section 16.  Warrant Holder Not Deemed a Shareholder.
No Holder, as such, of the Warrant shall be entitled to vote or receive dividends or be deemed a shareholder of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance of record to the Holder of this Warrant of the securities which it is then entitled to receive upon the due exercise of this Warrant.

         Section 17. No Limitation on Corporate Action. Except as otherwise specifically set forth herein, no provisions of this Warrant and no right or option granted or conferred hereunder shall in any way limit, affect or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Certificate of Incorporation, reorganize, consolidate or merge with or into another corporation, or transfer all or any part of its property or assets, or the exercise of any other of its corporate rights and powers.

         Section 18.  Transfer; Restrictive Legends.

         (a) Subject to the provisions of the Standstill Agreement, this Warrant may not be transferred or assigned to any Person without the prior written consent of the Company, which consent shall not be unreasonably withheld, except that Holder may transfer this Warrant, in whole or in part, without the Company's consent, to (i) J. Mack Robinson, Robert S. Prather, Jr., Charles L. Jarvie, James Host, Gray Communications Systems, Inc., Host Communications, Inc. and Universal Sports America,
Inc. (the "Permitted Assigns") provided that the Permitted
Assigns shall agree to be bound to the Standstill Agreement until the termination of the Standstill Period (as defined therein) and
(ii) any of its lenders as collateral security. In addition to the foregoing, the Holder may pledge this Warrant to a commercial bank that is FDIC insured.

         (b) This Warrant is subject to the condition that if at any time the Board of Directors of the Company determines, in its reasonable discretion based upon the advice of its securities counsel, that the registration or qualification of the Warrant Shares is necessary under any state or federal law as a condition of or in connection with the issuance and delivery of such securities, the issuance and delivery of such securities may be withheld unless and until such registration or qualification shall have been effected. Upon the request of Holder, the Company shall promptly supply to such Holder all information regarding the Company required to be delivered in connection with a transfer of the Warrant, in whole or in part, and/or any of the Warrant Shares pursuant to Rule 144 or Rule 144A of the Securities and Exchange Commission. If a registration statement is not in effect under the Securities Act or any applicable state securities laws with respect to the securities, the Board of Directors may require, as a condition of exercise and as a condition to the issuance and delivery of any such securities, that the Holder deliver to the Company a letter in the form of Exhibit A hereto, with any supplemental changes reasonably required by the Board of Directors to comply with federal and state securities laws. The Company may endorse on certificates representing such securities such legends referring to the representations and restrictions contained herein and in such letter, in addition to any other applicable restrictions on resale as the Company, as it in its reasonable discretion shall deem appropriate.

         Section 19. Notice. All notices, demands and other communications under the Warrant shall be in writing (which shall include communications by telex and telecopy) and shall be delivered (a) in person or by courier or overnight service, (b) mailed by first class registered or certified mail, postage prepaid, return receipt requested, by prepaid telex or telecopier, or by hand, courier or overnight service, and (c) be given at the following respective addresses and telecopier numbers and to the attention of the following Persons:

    (i)  if to the Company, to:

              RAWLINGS SPORTING GOODS COMPANY, INC.
              1859 Intertech Drive
              Fenton, Missouri  63026
              Attn:  Mr. Paul E. Martin
              Telecopier No:  (314) 349-3598

         with a copy (which shall not constitute notice) to:

              STINSON, MAG & FIZZELL
              1201 Walnut, Suite 2800
              Kansas City, Missouri  64106
              Attn:  Craig L. Evans, Esquire
              Telecopier No.:  (816) 691-3495

    (ii) if to the Holder hereof, to:

              BULL RUN CORPORATION
              4370 Peachtree Road
              Atlanta, Georgia 30319
              Attn:  Mr. Robert S. Prather, Jr.
              Telecopier No.:  (404) 261-9607

         with a copy (which shall not constitute notice) to:

              ALSTON & BIRD LLP
              One Atlantic Center
              1201 West Peachtree Street
              Atlanta, Georgia  30309-3424
              Attn: Stephen A. Opler, Esquire
              Telecopier No.: (404) 881-4777


or at such other address or telecopier number or to the attention of such other person as the party to whom such information pertains may hereafter specify for the purpose in a notice to the other specifically captioned "Notice of Change of Address", and
(d) be effective or deemed delivered or furnished (i) if given by mail, on the third Business Day after such communication is deposited in the mail, addressed as above provided, (ii) if given by telecopier, when such communication is transmitted to the appropriate number determined as above provided in this Section 19 and the appropriate answer back is received or receipt is otherwise acknowledged, and (iii) if given by hand delivery or overnight delivery service when left at the address of the addressee addressed as above provided, except that notices of a change of address or telecopier number, shall not be deemed furnished until received.

         Section 20. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party or holder hereof against whom enforcement of such change, waiver, discharge or termination is sought. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         Section 21. Remedies. The Company stipulates that the remedies at law of the Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         Section 22.  Governing Law.  This Warrant shall be
governed by the laws of the State of Georgia, without regard to conflict or choice of laws principles.

                  [SIGNATURES ON FOLLOWING PAGE]

    IN WITNESS WHEREOF, the Company has caused this Warrant to be executed under seal by its duly authorized officers as of this _____ day of _______________, 1997.


                             RAWLINGS SPORTING GOODS COMPANY,
                             INC.


                             By:
                             Name:
                             Title:

ATTEST:



By: _____________________
    Secretary

[CORPORATE SEAL]


                             BULL RUN CORPORATION


                             By:
                             Name:
                             Title:

ATTEST:

By:________________________
    Secretary

[CORPORATE SEAL]

                            EXHIBIT A
                 TO COMMON STOCK PURCHASE WARRANT

                        Notice of Exercise

                              [Date]


RAWLINGS SPORTING GOODS COMPANY, INC.
1859 Intertech Drive
Fenton, Missouri  63026
Attn:  Mr. Paul Martin

    Re:  Exercise of Warrant

    Pursuant to the provisions of that certain Common Stock Purchase Warrant (the "Warrant") of RAWLINGS SPORTING GOODS COMPANY, INC., a Delaware corporation (the "Company"), dated [________________], BULL RUN CORPORATION, a Georgia corporation ("Bull Run"), hereby represents, warrants, covenants, and agrees with the Company as follows:

         The shares of common stock of the Company being acquired by Bull Run pursuant to this exercise of the Warrant (the "Warrant Shares") will be acquired for its own account without the participation of any other person, with the intent of holding the Warrant Shares for investment and without the intent of participating, directly or indirectly, in a distribution of the Warrant Shares and not with a view to, or for resale in connection with, any distribution of the Warrant Shares, nor is Bull Run aware of the existence of any distribution of the Warrant Shares;

         The Warrant Shares were not offered to Bull Run by means of any form of general or public solicitations or advertisements, including, but not limited to the following:

         (i) Publicly disseminated advertisements or sales literature, through the mails or otherwise;

         (ii) Any advertisement, article, notice, or other communication published in any newspaper, magazine, or other similar media, or broadcast over television or radio; or

         (iii) Any seminar or meeting whose attendees have been invited by any general solicitation or general advertising;

         Bull Run is able to bear the economic risks of the investment in the Warrant Shares, including the risk of a complete loss of Bull Run's investment therein;

         Bull Run understands and agrees that the Warrant Shares will be issued and sold to Bull Run in reliance upon an exemption from, but without registration under any state law relating to the registration of securities for sale, and will be issued and sold in reliance on the exemptions from registration under the Securities Act of 1933, as amended
    (the "1933 Act"), provided by Sections 3(b) and/or 4(2) thereof and the rules and regulations promulgated thereunder;

         The Warrant and the Warrant Shares cannot be offered for sale, sold or transferred by Bull Run other than pursuant to: (A) an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act and (B) evidence reasonably satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel reasonably satisfactory to it with respect to compliance with the above laws;

         Bull Run has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Warrant Shares hereunder and it is able to bear the economic risk of such purchase; and

         The agreements, representations, warranties, and covenants made by Bull Run herein extends to and applies to all of the Warrant Shares. Acceptance by Bull Run of the certificate representing such Warrant Shares shall constitute a confirmation by Bull Run that all such agreements, representations, warranties, and covenants made herein are true and correct at that time.

    Bull Run understands that the certificates representing the Warrant Shares shall bear a legend referring to the foregoing covenants, representations and warranties and restrictions on transfer, and agrees that a legend to that effect may be placed on any certificate which may be issued to Bull Run as a substitute for the certificates representing the Warrant Shares.

                             Very truly yours,

                             BULL RUN CORPORATION


                             By:
                                  Its:

AGREED TO AND ACCEPTED:


RAWLINGS SPORTING GOODS COMPANY, INC.


By:
Title:


Number of Shares
Exercised:


Number of Shares
Remaining:                             Date:

                                                      Exhibit 4.2

                  AMENDMENT TO RIGHTS AGREEMENT

         This Amendment to Rights Agreement (the "Amendment") is entered into as of November 21, 1997, by and between Rawlings Sporting Goods Company, Inc., a Delaware corporation (the "Company"), ChaseMellon Shareholder Services (the "Successor Rights Agent"), and Boatmen's Trust Company, a Missouri trust company (the "Boatmen's").

                           WITNESSETH:

         WHEREAS, the Company and the Boatmen's entered into that certain Rights Agreement dated July 1, 1994 (the
"Agreement"); and

         WHEREAS, the Successor Rights Agent as succeeded to certain of the operations of Boatmen's; and

         WHEREAS, the Company desires to amend the Agreement on the terms and conditions herein set forth and the Company is hereby directing Boatmen's and the Successor Rights Agent to enter into this Amendment in accordance with Section 26 of the Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Agreement, as amended hereby.

         2.   Amendments to Agreement.

              2.1  The definition of "Rights Agent" in the
    introductory paragraph is deleted and a new Section 1(s) is added, which shall read as follow:

         "(s) "Rights Agent" shall mean ChaseMellon Shareholder
    Services."

              2.1  Section 1(a) is amended by deleting the
    reference to "20%" in the third line thereof and replacing it with "23.1%."

              2.2 Section 3(a) is amended by deleting reference to "20%" in the ninth line thereof and replacing it with "23.1%."

              2.3 Section 11(a)(ii)(B) is amended by deleting the references to "20%" in the seventh and eighth lines thereof and replacing them with "23.1%."

         3.   Appointment of Successor Rights Agent as Rights
Agent. The Company hereby appoints the Successor Rights Agent to be and act as the Rights Agent in accordance with the terms and conditions of the Agreement, and Successor Rights Agent hereby accepts such appointment.

         4.   Reference to and Effect on the Agreement.

              4.1 Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement,"
    "hereunder," "hereof," and "herein" shall mean and be a reference to the Agreement as amended hereby.

              4.2 Except as specifically amended above, all of the terms, conditions and covenants of the Agreement shall remain unaltered and in full force and effect and shall be binding upon the parties thereto in all respects and are hereby ratified and confirmed.

         5. Choice of Law. This Amendment shall be construed in accordance with the internal laws (and not the law of conflicts) of the State of Delaware, but giving effect to applicable federal laws.

         6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


                                  RAWLINGS SPORTING GOODS
                                  COMPANY, INC.


                                  By: /s/ Howard B. Keene
                                  Howard B. Keene, President


                                  BOATMEN'S TRUST COMPANY


                                  By:___________________________
                                       Name:____________________
                                       Title:___________________

                                  CHASEMELLON SHAREHOLDER
                                  SERVICES



                                  By:___________________________
                                       Name:____________________
                                       Title:___________________

                                                     Exhibit 99.1

                  STRATEGIC MARKETING AGREEMENT

    THIS STRATEGIC MARKETING AGREEMENT (the "Agreement"), dated as of November 21, 1997, is by and between Rawlings Sporting Goods Company, Inc., a Delaware corporation ("Rawlings"), and Host Communications, Inc., a ______________ corporation ("HCI").

                       W I T N E S S E T H:

    WHEREAS, Rawlings is a leading manufacturer and supplier of branded team sports equipment and apparel, particularly in baseball, softball, basketball, hockey and football; and

    WHEREAS, HCI is a sports marketing company providing marketing services for the NCAA and numerous universities and has a majority investment in Universal Sports America, Inc., the worlds leading "grass roots" sports event company; and

    WHEREAS, Rawlings and HCI desire to jointly market and sell
Rawlings' products primarily through alternative channels of distribution, including corporate promotions, "grass root" events and international programs;

    NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

    1. Engagement. Rawlings engages HCI, and HCI agrees to use its commercially reasonable best efforts, to seek, negotiate and conclude agreements, both domestically and internationally, on a nonexclusive basis, regarding corporate marketing, promotional and/or premium programs of and relating to Rawlings' products, including, programs involving speciality sporting events or other activities during the term hereof (as hereinafter developed by HCI and approved by Rawlings, the "Project(s)").
HCI shall prepare and deliver to Rawlings a written plan of each proposed Project, setting forth a description of proposed program, event or activity, estimated costs thereof and the party responsible therefore, and HCI's proposal as to the process for selling Rawlings' products (i.e., billing processes, whether HCI will be reselling or receiving commissions for sales by Rawlings, and any return policy for inventory purchased by HCI). HCI will not conclude any such agreement for a Project without first securing the prior written approval of Rawlings, which approval shall be in the sole discretion of Rawlings.

    2.   Responsibilities of the Parties.

         (a) Marketing. HCI shall be responsible for marketing, managing and administering all Projects undertaken under this Agreement and approved by Rawlings pursuant to Section
1. HCI agrees to assign one (1) or more of its personnel to coordinate all Projects marketed, sold and/or undertaken by HCI hereunder, such personnel to be reasonably sufficient to accomplish HCI's requirements under such Projects. The number and selection of HCI personnel assigned by HCI with respect to such Projects will be determined by HCI in its discretion.

         (b) Projects and Other Activities. In connection with HCI's efforts for any Projects, both HCI and Rawlings pledge their commercially reasonable best efforts to: (i) meet and confer with sufficient regularity to permit the development and execution of all Projects in process; and (ii) fully cooperate in the parties' efforts to market, promote, sell and fulfill Projects. Each party acknowledges that the other party and its affiliated companies do and may provide similar services to athletic conferences, colleges, universities and other entities and may engage in other related businesses and ventures without limitation, which shall not constitute a violation of either party's obligations hereunder.

    3. Use of Rawlings' Brands and Trademarks. It is anticipated that, from time to time, Rawlings will permit HCI to use one or more of the Brands on products sold by Rawlings to HCI in connection with the Projects. HCI shall have no right under this Agreement, implied or otherwise, to use the Brands, and shall only be entitled to use the Brands if such use is authorized in writing by Rawlings and HCI use of the Brands shall be limited to the purposes set forth in such writing. Rawlings may, from time to time, provide HCI with written guidelines regarding the use of the Brands, and HCI hereby agrees to comply in all respects to such guidelines upon HCI's receipt thereof. HCI agrees that unless otherwise agreed in writing by the parties, HCI will submit to Rawlings for approval, which approval shall be in the sole discretion of Rawlings, all promotional materials, advertising, print copy, supplies or other materials or information used by HCI in connection with the Projects which depict the Brands thereon or therein. In no event shall any implied license to use or reproduce the Brands be created by this Agreement, any approval of a Project by Rawlings or by any course of dealings between Rawlings and HCI. For purposes of this Agreement, the term "Brands" shall mean all registered or unregistered trademarks or service marks, trade names, fictional business names, logos and designs.

    4. Payments and Terms of Product Sales. The terms of the sales of Rawlings' products pursuant to the Projects shall be subject to the agreement of the parties. If HCI shall purchase for resale Rawlings' products, HCI shall be responsible for all collections and billing risk related to such sales, and HCI's ability to return any unsold inventory of Rawlings' products shall be subject to a return policy for the applicable Project, which policy shall be agreed to by the parties.

    5. Term. This Agreement shall be effective from the date hereof and continue for a period of five years thereafter, or such longer period as may be agreed to by the parties in writing, subject to earlier termination pursuant to Section 6 of this Agreement.

    6. Events of Termination. The term of this Agreement is subject to early termination upon the occurrence of any of the following events: (i) the written agreement of the parties hereto to terminate this Agreement; (ii) by notice of termination by one party to the other party after the filing by or against such other party in any forum or jurisdiction of any petition, voluntary or involuntary, for relief in bankruptcy for either adjudication of bankruptcy or for a reorganization or rearrangement under the bankruptcy laws, or an action for receivership of any nature or for an assignment for the benefit of such other party's creditors; or (iii) by notice of termination by one party to the other party after the dissolution of such other party for any reason, where such other party shall not continue, without interrupting, its business affairs; or (iv) the occurrence of any material default by either party which shall remain uncured for more than thirty (30) days after written notice of such default has been provided to the defaulting party by the non-defaulting party. Notwithstanding any such termination event, each party reserves all other rights and remedies hereunder or otherwise permitted by law that have accrued at or prior to the date of termination.

    7. Indemnification. Each of the parties hereby agrees to indemnify and hold the other party (and its respective officers, directors, employees, agents, members, and affiliates) harmless from and against any and all costs, damages, claims, and expenses (including, without limitation, all attorneys' fees and expenses) incurred by the indemnitee as a result of or relating to a breach of any provision of this Agreement or any negligent act, willful misconduct or omission by the indemnitor in the performance of its obligations or services pursuant to this Agreement or any Project. The obligations to provide indemnification under this
Section 7 shall survive the expiration of the term of this Agreement or the earlier termination of this Agreement.

    8. Relationship of Parties. This Agreement does not create a partnership or joint venture between the parties. Subject to the terms and conditions of this Agreement, HCI shall perform its obligations hereunder as an independent contractor and all employees of HCI shall remain employees of HCI and are at all times under HCI's control and direction. Employees of Rawlings shall remain at all times employees of Rawlings and under Rawlings' control and direction.

    9. Remedies. Each of the parties hereto recognizes the uniqueness of this Agreement. Accordingly, if any of the parties hereto breach the terms and conditions hereof, then the other party or parties shall be entitled to institute equitable proceedings in any court of competent jurisdiction to preserve the status quo and to prevent irreparable harm.

    10. Binding Effect and Assignability. All covenants and agreements contained in this Agreement by or on behalf of the parties hereto, shall bind and inure to the benefit of their respective successors and assigns, whether so expressed or not; provided, however, that this Agreement or any rights granted hereunder may not be assigned, voluntarily or involuntarily, by either party without the prior written consent of the other party.

    11. Partial Enforceability. If any provision of this Agreement or the application of any such provision to any person or circumstance shall be held invalid, the remainder of this Agreement or the application of such provision to persons or circumstances, other than those to which it is held invalid, shall not be effected thereby.

    12. Interpretation. Provisions of this Agreement shall be construed in accordance with the laws of the State of Missouri. No provision of this Agreement shall be construed against or interpreted to the disadvantage of any party by any court or governmental or judicial authority by reason of any party having or been deemed to have drafted, structured or dictated such provision.

    13. Notice. All notices, claims, requests, demands or other communications hereunder shall be in writing (which shall include communications by telex and telecopy) and shall be delivered (a) in person or by courier or overnight service, (b) mailed by first class registered or certified mail, postage prepaid, return receipt requested, by prepaid telex or telecopier, or by hand, courier or overnight service, and (c) be given at the following respective addresses and telecopier numbers and to the attention of the following persons:

         If to Rawlings, to:

              RAWLINGS SPORTING GOODS COMPANY, INC.
              1859 Intertech Drive
              Fenton, Missouri 63026
              Attn: Mr. Paul E. Martin
              Telecopier No.: (314) 349-3598

         with a copy (which shall not constitute notice) to:

              STINSON, MAG & FIZZELL, P.C.
              1201 Walnut Street, Suite 2800
              Kansas City, Missouri 64106
              Attn: Craig L. Evans, Esq.
              Telecopier No.: (816) 691-3495

         If to HCI, to:

              HOST COMMUNICATIONS, INC.
              546 East Main Street
              P.O. Box 3071
              Lexington, Kentucky 40596-3071
              Telecopier No.: (606) 226-4299
         with a copy (which shall not constitute notice) to:

              _______________________________
              _______________________________
              _______________________________
              Attn:__________________________
              Telecopier No.: (____)_________

or at such other address or telecopier number or to the attention of such other person as the party to whom such information pertains may hereafter specify for the purpose in a notice to the other specifically captioned "Notice of Change of Address," and be effective or deemed delivered or furnished (i) if given by mail, on the third day after such communication is deposited in the mail, addressed as above provided, (ii) if given by telecopier, when such communication is transmitted to the appropriate number determined as above provided in this Section 13 and the appropriate answer back is received or receipt is otherwise acknowledged, and (iii) if given by hand delivery or overnight delivery service when left at the address of the addressee addressed as above provided, except that notices of change of address or telecopier number, shall not be deemed furnished until received.

    14. Entire Agreement; Modification. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof. No amendment or modification of this Agreement shall be valid unless in writing signed by the parties hereto. Though encompassing distinct elements, this Agreement is intended to operate as a single contract.

    15. Confidential Information. No party hereto may use any confidential information received by it pursuant to this Agreement or in connection with any Project except to the extent reasonably related to the exercise of such party's rights and obligations under this Agreement or such Project, unless (i) such information has been made available to the public generally (other than by such recipient in violation of this Section 15), or (ii) such recipient is required to disclose such information by a governmental body or regulatory agency or by law in connection with a transaction that is not otherwise prohibited hereby and the other party is given a reasonable opportunity to obtain injunctive relief or a protective order to maintain the confidentiality of such information.

    16. Waiver, Amendment, etc. This Agreement may not be amended or supplemented, and no waivers of or consents to departures from the provisions hereof shall be effective, unless set forth in a writing signed by, and delivered to, all the parties hereto. No failure or delay of any party hereto in exercising any power or right under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right or power, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power.

    17. Counterparts. This Agreement may be executed in one or more counterparts each of which when so executed and delivered will be deemed an original but all of which will constitute on and the same Agreement.

    IN WITNESS WHEREOF, Rawlings and HCI have caused their respective duly authorized officers to execute this Agreement as of the day and year first above written.

                                  RAWLINGS SPORTING GOODS
                                  COMPANY, INC.


                                  By:_________________________
                                       Name:
                                       Title:



                                  HOST COMMUNICATIONS, INC.


                                  By:___________________________
                                       Name:
                                       Title:

                                                     Exhibit 99.2







                  INVESTMENT PURCHASE AGREEMENT

                          By And Between

              RAWLINGS SPORTING GOODS COMPANY, INC.

                               And

                       BULL RUN CORPORATION

                  Dated As of November 21, 1997

                        TABLE OF CONTENTS
                                                               Page


ARTICLE I PURCHASE OF COMMON STOCK AND WARRANTS. . . . . . . . .1
     Section 1.01   Purchases of Common Stock in the Open Market1
     Section 1.02   Tolling of Open Market Purchase Period . . .2
     Section 1.03   Purchase of First Tranche Warrant. . . . . .2
     Section 1.04   Purchase of Additional Warrant . . . . . . .2

ARTICLE II CLOSING; PAYMENT OF PURCHASE PRICE . . . . . . . . . 3
     Section 2.01   Closing. . . . . . . . . . . . . . . . . . .3
     Section 2.02   Payment of Purchase Price. . . . . . . . . .3

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY . . . 3
     Section 3.01   Existence; Power . . . . . . . . . . . . . .3
     Section 3.02   Authority. . . . . . . . . . . . . . . . . .3
     Section 3.03   Capitalization . . . . . . . . . . . . . . .4
     Section 3.04   No Conflict. . . . . . . . . . . . . . . . .4
     Section 3.05   Valid Issue. . . . . . . . . . . . . . . . .4
     Section 3.06   Reports and Financial Statements . . . . . .4
     Section 3.07   Absence of Certain Changes or Events . . . .5
     Section 3.08   Offering of Shares . . . . . . . . . . . . .5
     Section 3.09   DGCL Section 203 . . . . . . . . . . . . . .5
     Section 3.10   Governmental and Other Consents. . . . . . .5
     Section 3.11   Truth and Accuracy of Information. . . . . .5

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. . . 6
     Section 4.01   Existence; Power . . . . . . . . . . . . . .6
     Section 4.02   Authority. . . . . . . . . . . . . . . . . .6
     Section 4.03   No Conflict. . . . . . . . . . . . . . . . .6
     Section 4.04   Reports and Financial Statements . . . . . .6
     Section 4.05   Absence of Certain Changes or Events . . . .7
     Section 4.06   Governmental and Other Consents. . . . . . .7
     Section 4.07   Investment . . . . . . . . . . . . . . . . .7
     Section 4.08   Accredited Investor. . . . . . . . . . . . .7
     Section 4.09   Registration of Warrants and Warrant Shares.7
     Section 4.10   Truth and Accuracy of Information. . . . . .7

ARTICLE V
     COVENANTS OF THE COMPANY AND THE PURCHASER  . . . . . . . .7
     Section 5.01   Standstill Agreement . . . . . . . . . . . .8
     Section 5.02   Registration Rights Agreement. . . . . . . .8
     Section 5.03   1994 Rights Agreement. . . . . . . . . . . .8
     Section 5.04   Reservation of Shares. . . . . . . . . . . .8
     Section 5.05   Satisfaction of Closing Conditions . . . . .8
     Section 5.06   Further Assurances . . . . . . . . . . . . .8
     Section 5.07   Cooperation. . . . . . . . . . . . . . . . .8
     Section 5.08   Antitrust Filings. . . . . . . . . . . . . .8
     Section 5.09   Confidentiality. . . . . . . . . . . . . . .9
     Section 5.10   Public Announcements . . . . . . . . . . . .9
     Section 5.11   Covenants Regarding Stock. . . . . . . . . .9

ARTICLE VI CONDITIONS TO THE PURCHASER'S OBLIGATIONS . . . . . 10
     Section 6.01   Representations and Warranties . . . . . . 10
     Section 6.02   Agreements, Covenants and Conditions . . . 10
     Section 6.03   Governmental Approvals and Injunctions . . 10
     Section 6.04   Due Diligence Review . . . . . . . . . . . 10
     Section 6.05   Purchase of Shares Not Enjoined. . . . . . 10

ARTICLE VII CONDITIONS TO THE COMPANY'S OBLIGATIONS . . . . .  11
     Section 7.01   Representations and Warranties . . . . . . 11
     Section 7.02   Agreements, Covenants and Conditions . . . 11
     Section 7.03   Governmental Approvals and Injunctions . . 11
     Section 7.04   Due Diligence Review . . . . . . . . . . . 11
     Section 7.05   Sale of Shares Not Enjoined. . . . . . . . 11
     Section 7.06   Host Marketing Agreement . . . . . . . . . 11

ARTICLE VIII TERMINATION. . . . . . . . . . . . . . . . . . .  11
     Section 8.01   Termination. . . . . . . . . . . . . . . . 11
     Section 8.02   Notice of Termination. . . . . . . . . . . 12
     Section 8.03   Effect of Termination. . . . . . . . . . . 12

ARTICLE IX DEFINITIONS. . . . . . . . . . . . . . . . . . . .  12

ARTICLE X MISCELLANEOUS . . . . . . . . . . . . . . . . . . .  16
     Section 10.01  Brokers and Finders. . . . . . . . . . . . 16
     Section 10.02  Notice . . . . . . . . . . . . . . . . . . 16
     Section 10.03  Modifications, Amendments and Waivers. . . 17
     Section 10.04  Captions and References. . . . . . . . . . 17
     Section 10.05  Pronouns . . . . . . . . . . . . . . . . . 17
     Section 10.06  Gender . . . . . . . . . . . . . . . . . . 18
     Section 10.07  Remedies . . . . . . . . . . . . . . . . . 18
     Section 10.08  Governing Law. . . . . . . . . . . . . . . 18
     Section 10.09  Time of The Essence. . . . . . . . . . . . 18
     Section 10.10  Entire Agreement . . . . . . . . . . . . . 18
     Section 10.11  Successors and Assigns . . . . . . . . . . 18
     Section 10.12  Severability . . . . . . . . . . . . . . . 18
     Section 10.13  Counterparts . . . . . . . . . . . . . . . 19
     Section 10.14  Interpretations. . . . . . . . . . . . . . 19

                          SCHEDULE INDEX


Schedule 3.07  --   Certain Changes and Events
Schedule 3.10  --   Governmental and Other Consents

                          EXHIBIT INDEX


Exhibit 1.03   --   Form of Common Stock Purchase Warrant
Exhibit 5.01   --   Form of Standstill Agreement
Exhibit 5.02   --   Form of Registration Rights Agreement
Exhibit 5.12   --   Form of Press Release

                  INVESTMENT PURCHASE AGREEMENT


     This INVESTMENT PURCHASE AGREEMENT (this "Agreement") is entered into as of this 21st day of November 1997, by and between RAWLINGS SPORTING GOODS COMPANY,_INC., a Delaware corporation (the "Company") and BULL RUN CORPORATION, a Georgia corporation (the "Purchaser").

                           BACKGROUND:

     The Company and Bull Run desire for Bull Run to make a substantial investment in the Company. Accordingly, pursuant to this Agreement and subject to the terms and conditions set forth in this Agreement, (i) during the six months beginning on the Closing Date (as herein defined), Bull Run will acquire up to 10.1% of the outstanding shares of the Company's Common Stock (as herein defined) through open market purchases; (ii)_the Company will sell to Bull Run warrants exercisable into a number of shares equal to 10.0% of the Common Stock of the Company outstanding on the Closing Date; (iii) the Company will sell to Bull Run additional warrants to purchase up to the lesser of (A) five percent (5%) of the outstanding shares of the Company's Common Stock and (B) the difference between 10% of the outstanding shares of the Company's Common Stock and the percentage of outstanding shares of the Company's Common Stock owned by Bull Run on the Acquisition Completion Date (as herein defined); (iv) the Company and Bull Run will enter into a standstill agreement, and (v) the Company and Bull Run will enter into a registration rights agreement. Certain capitalized terms used in this Agreement are defined in Article IX.

                            AGREEMENT:

     In consideration of the foregoing, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:


                            ARTICLE I
              PURCHASE OF COMMON STOCK AND WARRANTS

     Section 1.01 Purchases of Common Stock in the Open Market. During the six (6) month period beginning on the Closing Date (or such longer period as provided in Section 1.02), the Purchaser may purchase on the open market a number of shares of the Common Stock not to exceed 10.1% of the outstanding shares of the Common Stock (the "Open Market Purchases"). The Company will take no action to oppose the Open Market Purchases, provided that nothing herein shall restrict the Company's obligation to provide any disclosures regarding the Company, its operations and financial condition necessary or appropriate to comply with applicable securities laws.

     Section 1.02 Tolling of Open Market Purchase Period. The six (6) month period during which the Purchaser may make the Open
Market Purchases as provided in Section 1.01 shall be suspended and tolled during such times as and for as long as:

          (a) (i) any Purchaser Nominee or any Affiliate or Associate of Purchaser is a member of the Company's Board of Directors or is an officer of the Company and (ii)_any officers or directors of the Company are prohibited from trading in the Common Stock pursuant to any policies or procedures of the Company;

          (b) (i) any Purchaser Nominee or any Affiliate or Associate of Purchaser is a member of the Company's Board of Directors or is an officer of the Company and (ii)_any officers or directors of the Company are prohibited from trading in the Common Stock of the Company at the direction of the Company's Board of Directors or legal advisors; or

          (c) the Purchaser has informed the Company that the Purchaser believes that it may have knowledge of material non-public information relating to the Company and the Purchaser has received neither (i) reasonably satisfactory written confirmation from the Company that the information in question is not material non-public information or (ii) written confirmation from the Company that such information has been publicly disclosed in a manner and on terms reasonably satisfactory to the Purchaser.

Any time that the six (6) month period for the Open Market Purchases provided in Section 1.01 is suspended and tolled pursuant to this Section 1.02, the Company shall provide the Purchaser with written notice of the date of the new Acquisition Completion Date. Purchaser shall promptly notify the Company of any disagreement with the calculation of the new Acquisition Completion Date.

     Section 1.03 Purchase of First Tranche Warrant. On the Closing Date, the Company shall sell and issue to the Purchaser a Common Stock Purchase Warrant, substantially in the form of
Exhibit 1.03, entitling it to purchase a number of shares of Common Stock representing ten percent (10%) of the shares of Common Stock outstanding on the Closing Date, on a fully-diluted basis as of the Closing Date for a purchase price based on the Black-Scholes Option Pricing Model. The purchase price for the First Tranche Warrant shall be paid fifty percent (50%) on the Closing Date and fifty percent (50%), plus interest from the Closing Date at the rate of seven percent (7%) per annum, at the earlier of the date of exercise or the date of expiration of the First Tranche Warrant. In the event that the First Tranche Warrant is exercised in part, at the date of each exercise, a percentage of the remaining portion of the purchase price shall be paid in an amount equal to (A)(i) the percentage of the First Tranche Warrant being exercised multiplied by (ii) fifty percent (50%) of the purchase price plus (B) interest from the Closing Date at the rate of seven percent (7%) per annum.

     Section 1.04   Purchase of Additional Warrant.  On the
Acquisition Completion Date or within ten (10) Business Days thereafter, the Purchaser shall have the option to purchase an additional warrant (having the same terms as the First Tranche
Warrant) exercisable into a number of Warrant Shares equal to the lesser of (a) five percent (5.0%) of the outstanding shares of Common Stock on the Acquisition Completion Date, on a fully-diluted basis, or (b) the difference between (i) ten percent (10.0%) of the outstanding shares of Common Stock on the Acquisition Completion Date, on a fully-diluted basis, and (ii) the percentage of outstanding shares of Common Stock owned by the Purchaser on the Acquisition Completion Date (which percentage shall not include any shares which may be acquired or were acquired upon exercise of the First Tranche Warrant). Purchaser shall provide the Company with written notice in accordance with
Section 10.02 of its exercise of the option to purchase the Additional Warrant pursuant to this Section 1.04, which notice shall be given or mailed no later than the tenth (10th) Business
Day after the Acquisition Completion Date. The purchase price for the Additional Warrant shall be based on the Black-Scholes
Option Pricing Model.


                            ARTICLE II
                CLOSING; PAYMENT OF PURCHASE PRICE

     Section 2.01 Closing. The Closing and, if applicable, the Second Closing, shall occur on the Closing Date and the Second Closing Date, respectively, at the offices of Stinson, Mag & Fizzell; 100 South Fourth Street; St. Louis, Missouri 63102.

     Section 2.02 Payment of Purchase Price. The purchase price for the First Tranche Warrant and, if applicable, the purchase price for the Additional Warrant shall be made in cash in immediately available funds by wire transfer to an account designated in writing by the Company to the Purchaser at least two (2) Business Days prior to the Closing Date and the Second Closing Date, respectively.


                           ARTICLE III
          REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company hereby represents and warrants to the Purchaser as follows:

     Section 3.01 Existence; Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to conduct its Business as presently conducted by it and to enter into and perform this Agreement.

     Section 3.02 Authority. This Agreement and all other instruments or documents executed and delivered pursuant hereto, including without limitation, the Registration Rights Agreement, the Warrant and the Standstill Agreement, have been duly authorized by all necessary corporate action on the part of the Company, including without limitation, all necessary approvals of the Company's Board of Directors and stockholders, and duly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, arrangement, reorganization, moratorium and other similar laws relating to or affecting creditors generally, by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing.

     Section 3.03 Capitalization. As of November 10, 1997 the authorized capital stock of the Company consists of (a) 50,000,000 shares of Common Stock, $0.01 par value per share, of which 7,731,646 shares were outstanding and (b) 10,000,000 shares of preferred stock, par value $0.01 per share, none of which shares of the Preferred Stock are outstanding. All outstanding shares of capital stock are duly authorized, validly issued, fully paid and nonassessable, and no class of capital stock is entitled to preemptive rights. There were outstanding as of November 10, 1997 no options, warrants or other rights to acquire capital stock from the Company other than (x) options representing in the aggregate the right to purchase 600,589 shares of Common Stock, (y) rights under the Company's Employee Stock Purchase Plan and the Non-Employee Director Plan permitting the purchase of up to an aggregate of 675,000 shares of Common Stock and (z) no shares of Preferred Stock convertible into shares of Common Stock.

     Section 3.04 No Conflict. Neither the execution and delivery nor the performance of this Agreement and all other instruments or documents executed and delivered pursuant hereto:
(i) conflicts with the Charter Documents of the Company,
(ii)_violates any provision of any law, rule, regulation or ordinance, or any order, judgment, decree or ruling of any court or Governmental Authority or any determination of an arbitrator, or (iii)_results in a breach or violation of any term of, or constitutes a default (or an event which with the passage of time or giving of notice or both, would constitute a default) under, or cause or permit the acceleration of the maturity of or give rise to any right of termination, cancellation, imposition of fees or penalties under, any contract, obligation, debt, note, bond, lease, mortgage, license, indenture or any other agreement or instrument to which the Company or any of its subsidiaries or Affiliates is a party or by which the Company, any of its subsidiaries or Affiliates or any of their respective properties or assets are or may be bound and that either individually or in the aggregate are material to the operations, condition (financial or otherwise), results of operations, Business, or properties or prospects of the Company and its subsidiaries, taken as a whole.

     Section 3.05 Valid Issue. The issuance of all of the Warrant Shares has been duly authorized by all necessary corporate action on the part of the Company (including, without limitation, all necessary action by the Company's Board of Directors and stockholders) and, upon issuance and delivery in accordance with the provisions of this Agreement and the Warrants and payment therefor as provided herein and therein, shall be validly issued, fully paid and nonassessable and free from all taxes, liens, charges and security interests (other than liens and security interests created by the Purchaser thereof).

     Section 3.06   Reports and Financial Statements.  The
Company has filed all reports required to be filed with the SEC since August 31, 1996 (collectively, including all exhibits thereto, the "SEC Reports"). None of such SEC Reports, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the financial statements (including the related notes) included in the SEC Reports presents fairly, in all material respects, the consolidated financial position and consolidated results of operations and cash flows of the Company and its subsidiaries as of the respective dates or for the respective periods set forth therein, all in conformity with generally accepted accounting principles consistently applied during the periods involved, except as otherwise noted therein, and subject, in the case of the unaudited interim financial statements, to normal year-end adjustments and any other adjustments described therein. All of such SEC Reports, as of their respective dates, complied in all material respects with the requirements of the Exchange Act.

     Section 3.07 Absence of Certain Changes or Events. Except as disclosed in Schedule 3.07, during the period since August 31, 1997 (the date of the Company's last audited consolidated financial statements), there has not been any event or circumstances causing or resulting in, or reasonably likely to cause or result in, a Material Adverse Effect with respect to the Company.

     Section 3.08 Offering of Shares. Neither the Company, directly or indirectly, nor any agent on its behalf has offered or will offer the Warrants or the Warrant Shares or any similar securities or has solicited or will solicit an offer to acquire the Warrants or the Warrant Shares or any similar securities from any Person so as to require registration of the issuance and sale of the Warrants or the Warrant Shares to be sold to the Purchaser under the circumstances contemplated by this Agreement under the provisions of Section 5 of the Securities Act.

     Section 3.09 DGCL Section 203. Prior to the Closing Date, the Board of Directors of the Company approved the Open Market Purchases, the issuance of the Warrants and the exercise of the Warrants which transaction may result in the Purchaser becoming an "interested stockholder" (as defined in Section 203 of the General Corporation Law of the State of Delaware ("DGCL")).

     Section 3.10 Governmental and Other Consents. Except as disclosed on Schedule 3.10 and except for applicable requirements under the H-S-R Act, no governmental or other consents, approvals, authorizations of, or filings, registrations, qualifications, declarations or designations with, any Governmental Authority are required on the part of the Company as a condition to the valid execution, delivery and performance of this Agreement and the other instruments and documents executed and delivered in connection herewith by the Company, including without limitation, the valid issuance and sale of the Warrants and the Warrant Shares.

     Section 3.11 Truth and Accuracy of Information. None of the documents, instruments and other information furnished to the Purchaser by the Company contains any untrue statement of a material fact or omits to state any material fact necessary in order to make any statements made therein not misleading. No representation, warranty or statement made by the Company in this Agreement or any of the instruments or documents executed and delivered in connection herewith contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make any statements made therein not misleading.

                            ARTICLE IV
         REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

     The Purchaser represents, warrants and acknowledges to the Company as follows:

     Section 4.01 Existence; Power. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia. The Purchaser has all requisite corporate power and authority to conduct its Business as presently conducted by it and to enter into and perform this Agreement.

     Section 4.02 Authority. This Agreement and all other instruments or documents executed and delivered by the Purchaser pursuant hereto, including without limitation, the Registration Rights Agreement and the Standstill Agreement, have been duly authorized by all necessary corporate action on the part of the Purchaser, including without limitation, all necessary approvals of the Purchaser's Board of Directors and shareholders, and duly executed and delivered by the Purchaser and constitute legal, valid and binding agreements of the Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, arrangement, reorganization, moratorium and other similar laws relating to or affecting creditors generally, by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing.

     Section 4.03 No Conflict. Neither the execution and delivery nor the performance of this Agreement and all other instruments or documents executed and delivered by the Purchaser pursuant hereto: (i)_conflicts with the Charter Documents of the Purchaser, (ii)_violates any provision of any law, rule, regulation or ordinance, or any order, judgment, decree or ruling of any court or Governmental Authority or any determination of an arbitrator, or (iii)_results in a breach or violation of any term of, or constitutes a default (or an event which with the passage of time or giving of notice or both, would constitute a default) under, or cause or permit the acceleration of the maturity of or give rise to any right of termination, cancellation, imposition of fees or penalties under, any contract, obligation, debt, note, bond, lease, mortgage, license, indenture or any other agreement or instrument to which the Purchaser or any of its subsidiaries or Affiliates is a party or by which the Purchaser, any of its subsidiaries or Affiliates or any of their respective properties or assets are or may be bound.

     Section 4.04   Reports and Financial Statements.  The
Purchaser has filed all reports required to be filed with the SEC since December 31, 1995 (collectively, including all exhibits thereto, the "Purchaser SEC Reports"). None of such Purchaser
SEC Reports, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the financial statements
(including the related notes) included in the Purchaser SEC
Reports presents fairly, in all material respects, the consolidated financial position and consolidated results of operations and cash flows of the Purchaser and its subsidiaries as of the respective dates or for the respective periods set forth therein, all in conformity with generally accepted accounting principles consistently applied during the periods involved, except as otherwise noted therein, and subject, in the case of the unaudited interim financial statements, to normal year-end adjustments and any other adjustments described therein.
All of such Purchaser SEC Reports, as of their respective dates, complied in all material respects with the requirements of the Exchange Act.

     Section 4.05 Absence of Certain Changes or Events. During the period since December 31, 1996 (the date of the Purchaser's last audited consolidated financial statements), there has not been any event or circumstances causing or resulting in, or reasonably likely to cause or result in, a Material Adverse Effect with respect to the Purchaser.

     Section 4.06 Governmental and Other Consents. Except for applicable requirements under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, no governmental or other consents, approvals, authorizations of, or filings, registrations, qualifications, declarations or designations with, any Governmental Authority are required on the part of the Purchaser as a condition to the valid execution, delivery and performance of this Agreement and the other instruments and documents executed and delivered in connection herewith by the Purchaser, including without limitation, the valid issuance and sale of the Warrants and the Warrant Shares.

     Section 4.07 Investment. The Warrants issued to the Purchaser, and the Warrant Shares to be issued to the Purchaser upon exercise of the Warrants, are being acquired by the Purchaser for its own account without the participation of any other Person, with the intent of holding the Warrants and the Warrant Shares, as the case may be, for investment and without a view to, or for resale in connection with, any distribution of either the Warrants or the Warrant Shares, nor is the Purchaser aware of the existence of any distribution of the Warrants or the Warrant Shares. The Purchaser has not been contacted concerning the acquisition of the Warrants or Warrant Shares by means of any general or public solicitations or advertisements.

     Section 4.08   Accredited Investor.  The Purchaser is an
Accredited Investor.

     Section 4.09 Registration of Warrants and Warrant Shares. The Purchaser understands that the Warrants and the Warrant Shares may not be sold or transferred unless such shares are subsequently registered under the Securities Act and/or applicable state securities or blue sky laws or an exemption from such registration is available.

     Section 4.10 Truth and Accuracy of Information. None of the documents, instruments and other information furnished to the Company by the Purchaser contains any untrue statement of a material fact or omits to state any material fact necessary in order to make any statements made therein not misleading. No representation, warranty or statement made by the Purchaser in this Agreement or any of the instruments or documents executed and delivered in connection herewith contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make any statements made therein not misleading.

                            ARTICLE V
            COVENANTS OF THE COMPANY AND THE PURCHASER

     Section 5.01 Standstill Agreement. Simultaneously with the execution and delivery of this Agreement, the Purchaser and the Company shall enter into a standstill agreement with the Company substantially in the form set forth in Exhibit 5.01 (the "Standstill Agreement").

     Section 5.02   Registration Rights Agreement.
Simultaneously with the execution and delivery of this Agreement, the Purchaser and the Company shall enter into a registration rights agreement with the Company substantially in the form set forth in Exhibit 5.02 (the "Registration Rights Agreement").

     Section 5.03 1994 Rights Agreement. Simultaneously with the execution and delivery of this Agreement, the Purchaser shall enter into an amendment to the 1994 Rights Agreement substantially in the form set forth in Exhibit 5.03. The Company shall not amend or waive the 1994 Rights Agreement for any Person other than the Purchaser without Purchaser's prior written consent which consent shall not be unreasonably withheld.

     Section 5.04 Reservation of Shares. During the period within which the Warrants may be exercised, the Company shall have authorized and reserved a sufficient number of Warrant Shares to provide for the complete exercise of the Warrants.

     Section 5.05 Satisfaction of Closing Conditions. Subject to the terms and conditions provided herein, the Company and the Purchaser each agree to use its commercially reasonable best efforts to satisfy the closing conditions set forth in Article VI and Article VII of this Agreement.

     Section 5.06 Further Assurances. The Company and the Purchaser each shall execute and deliver such additional instruments and other documents and shall take such further actions as may be necessary or appropriate to effectuate, carry out and comply with all of the terms of this Agreement and the transactions contemplated hereby, including, without limitation, making application as soon as practicable hereafter for all consents and approvals required in connection with this Agreement and the transactions contemplated hereby and diligently pursuing the receipt of such consents and approvals in good faith thereafter.

     Section 5.07 Cooperation. The Company and the Purchaser each agree to cooperate with the other in the preparation and filing of all forms, notifications, reports and information, if any, required or reasonably deemed advisable pursuant to any Requirement of Law or the rules of the NASDAQ Stock Market in connection with the transactions contemplated herein and, subject to the provisions of Section 5.09, to use their respective good faith efforts jointly to agree on a method to overcome any objections by and Governmental Authority to any such transactions.

     Section 5.08 Antitrust Filings. The Company and the Purchaser each agree to make all necessary filings in connection with this Agreement and the transactions contemplated hereby under the H-S-R Act, as promptly as practicable after the Purchaser determines such filing is advisable, and to use their commercially reasonable best efforts to furnish or cause to be furnished, as promptly as practicable, all information and documents requested under the HSR Act and shall otherwise cooperate with the applicable Governmental Authority in order to obtain any required regulatory approvals in as expeditious a manner as possible. The Company and the Purchaser shall each pay one-half of all filing fees payable with respect to all filings required by the H-S-R Act.

     Section 5.09 Confidentiality. For a period of three (3) years from and after the date hereof, without the prior written consent of the Purchaser, the Company agrees that it will not, and will use reasonable efforts to ensure that none of its representatives or Affiliates will, use in the conduct of its business (except as contemplated by this Agreement), or disclose to or file with any other Person (other than a permitted assignee of some or all of the Purchaser's rights or obligations hereunder and other than employees of the Company, financing sources, financial advisors, accountants and attorneys for the foregoing), any non-public financial information regarding the Purchaser or its Affiliates or Associates.

     Section 5.10 Public Announcements. On the date hereof or another mutually agreed date, the Company and the Purchaser shall jointly issue an initial press release relating to execution of this Agreement and the transactions contemplated hereby substantially in the form of Exhibit 5.12. Other than such initial press release and the related conversations with analysts and investors, neither the Company nor the Purchaser, nor any of their respective representatives, shall make any public announcement with respect to this Agreement or the transactions contemplated hereby, without the prior written consent of the other party hereto unless required to do so by applicable Requirement of Law or the rules of the NASDAQ Stock Market, in which case notification shall be given to the other party hereto prior to such disclosure. Each party shall consult with and provide reasonable cooperation to the other in connection with the issuance of any press releases after the initial press release or any other public documents or announcements describing this Agreement and the transactions contemplated hereby.

     Section 5.11 Covenants Regarding Stock. Until the earlier of the expiration of the Standstill Period (as defined in the Standstill Agreement) or the date on which the Warrants have terminated without exercise in full, the Company covenants and agrees to the following:

          (a) The Company will not issue Preferred Stock or other securities having voting powers greater than those of the Common Stock, other than the rights and the underlying Preferred Stock issuable under the 1994 Rights Agreement, or any amendment, replacement or restatement thereof.

          (b) If the Company determines to issue for cash or cash equivalents Common Stock, Preferred Stock or other securities having the right to vote in the election of directors, the Purchaser shall have the right to purchase an amount of such securities, on the same terms and conditions as those being paid by the third party offerees, necessary to maintain after the completion of such offer the percentage of outstanding voting securities held by the Purchaser prior to such offer.

          (c) The Company shall furnish timely such information and assistance as may be reasonably required by the Purchaser to utilize the equity method of accounting for the Purchaser's ownership interests in the Company, provided that the Purchaser will reimburse the Company for any additional third party expenses which may be incurred in connection with such assistance.


                            ARTICLE VI
            CONDITIONS TO THE PURCHASER'S OBLIGATIONS

     The obligation of the Purchaser to effect the transactions contemplated by this Agreement are subject to satisfaction on or before the Closing Date of the following conditions:

     Section 6.01 Representations and Warranties. The representations and warranties of the Company set forth in
Article III hereof shall be true and correct in all material respects when made and shall be true and correct in all material respects at and as of the Closing Date, as if made on and as of such date, taking into account any date specified therein. The Company shall execute and deliver to the Purchaser a certificate dated as of the Closing Date certifying the fulfillment of the conditions of this Section 6.01.

     Section 6.02 Agreements, Covenants and Conditions. The Company shall have performed and complied in all material respects with all agreements, covenants and conditions contained herein that are required to be performed or complied with by it on or before the Closing Date. The Company shall execute and deliver to the Purchaser a certificate dated as of the Closing Date certifying the fulfillment of the conditions of this Section 6.02.

     Section 6.03 Governmental Approvals and Injunctions. All regulatory consents and approvals shall have been received, including the expiration or termination of the HSR Act waiting period, if necessary pursuant to any Requirement of Law. No injunctions or restraints prohibiting the transactions contemplated by this Agreement shall be pending or threatened.

     Section 6.04 Due Diligence Review. The Purchaser shall have completed its due diligence review of the Company (the results of which shall be reasonably satisfactory to the Purchaser).

     Section 6.05   Purchase of Shares Not Enjoined.  The
purchase of the Warrants or the Warrant Shares by the Purchaser shall not have been enjoined (temporarily or permanently) as of the Closing Date.

                           ARTICLE VII
             CONDITIONS TO THE COMPANY'S OBLIGATIONS

     The obligation of the Company to effect the transactions contemplated by this Agreement are subject to satisfaction on or before the Closing Date of the following conditions:

     Section 7.01 Representations and Warranties. The representations and warranties of the Purchaser contained in
Article IV hereof shall be true and correct in all material respects when made and shall be true and correct in all material respects at and as of the Closing Date, as if made on and as of such date. The Purchaser shall execute and deliver to the Company a certificate dated as of the Closing Date certifying the fulfillment of the conditions of this Section 7.01.

     Section 7.02 Agreements, Covenants and Conditions. The Purchaser shall have performed and complied in all material respects with all agreements, covenants and conditions contained herein that are required to be performed or complied with by it on or before the Closing Date. The Purchaser shall execute and deliver to the Company a certificate dated as of the Closing Date certifying the fulfillment of the conditions of this Section 7.02.

     Section 7.03 Governmental Approvals and Injunctions. All regulatory consents and approvals shall have been received, including the expiration or termination of the HSR waiting period, if necessary pursuant to any Requirement of Law. No injunctions or restraints prohibiting the transactions contemplated by this Agreement shall be pending or threatened.

     Section 7.04 Due Diligence Review. The Company shall have completed its due diligence review of the Purchaser (the results of which shall be reasonably satisfactory to the Company).

     Section 7.05   Sale of Shares Not Enjoined.  The sale of the
Warrant and the Warrant Shares by the Company shall not have been enjoined (temporarily or permanently) as of the Closing Date.

     Section 7.06   Host Marketing Agreement.  The Company and
Host Communications, Inc. shall have entered into a Strategic
Marketing Agreement in a form acceptable to such parties.


                           ARTICLE VIII
                           TERMINATION

     Section 8.01   Termination.  This Agreement and the
transactions contemplated hereby may be terminated at any time prior to the Closing Date:

          (a) Mutual Consent. By mutual consent of the Company and the Purchaser;

          (b) Expiration Date. By the Company or the Purchaser by written notice to the other party at any time after the Closing Date if the Closing has not occurred; provided that this Agreement may not be terminated by any party whose breach of this Agreement (including without limitation, failure to use its commercially reasonable best efforts to cause any of the conditions in Articles VI and VII of this Agreement to be satisfied) has caused or materially contributed to the failure of the Closing on or before the Closing Date;

          (c) Permanent Injunction. By the Company or the Purchaser if consummation of the transactions contemplated by this Agreement shall violate any final non-appealable order, decree or judgment of any court or governmental body having competent jurisdiction;

          (d) Lack of Governmental Approval. By the Company or the Purchaser if any governmental approval or consent required for this Agreement and the transactions contemplated by this Agreement pursuant to any Requirement of Law shall be permanently and unconditionally denied; or

          (e) Failure to Honor Agreements. By the Company or the Purchaser if the other party shall have failed to perform or comply in any material respect with any agreement or covenant contained herein that is required to be performed by or complied with it on or before the Closing Date after having been provided by the other party written notice of, and a reasonable opportunity to cure, such failure.

     Section 8.02 Notice of Termination. Notice of termination of this Agreement as provided for in this Article VIII shall be given by the party terminating to the other parties hereto in accordance with the provisions of Section 10.02.

     Section 8.03 Effect of Termination. If this Agreement is terminated pursuant to this Article VIII, this Agreement shall forthwith become wholly void and of no further force and effect and all further obligations of the Company and the Purchaser or their respective officers or directors with respect to any obligations under this Agreement shall terminate without further liability; provided, however, that if the non-occurrence of Closing is the direct or indirect result of the breach of this Agreement by any party, such defaulting party shall be fully liable to the other party for any such breach.


                            ARTICLE IX
                           DEFINITIONS

     The following words and terms as used in this Agreement shall have the following meanings:

     "Accredited Investor" shall have the meaning set forth in
Section 501(a)(3) of Regulation D promulgated under the Securities Act.

     "Acquisition Completion Date" means the earlier of (i) the date that the Purchaser first acquires 10.1% of the outstanding
Common Stock through the Open Market Purchases or (ii) the first Business Day that is six (6) months (or such longer period provided by Section 1.02) after the Closing Date.

     "Additional Warrant" means the additional warrant purchased by the Purchaser on the Acquisition Completion Date pursuant to
Section 1.04.

     "Affiliate" shall have the meaning set forth in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

     "Barrier" means the price of the last reported trade of the Company's Common Stock on the NASDAQ Stock Market shall be equal to or greater than $16.50 for twenty (20) consecutive trading days.

     "Black-Scholes Option Pricing Model" means that option pricing model developed in 1973 by Fisher Black and Myron Scholes and used herein to determine the purchase price for the Warrant based on assumptions for Volatility, Warrant Exercise Price, Barrier, Expiration, Spot Price, Option Style, Risk-Free Borrowing Rate, Liquidity Discount and Payment Term for Warrants, as follows:

     Volatility:         Historical annualized volatility
                         from the initial public offering of
                         the Common Stock (July 8, 1994) to
                         the close of business on the
                         trading day prior to the Closing
                         Date or the Second Closing Date, as
                         applicable

     Exercise Price:     $12.00

     Barrier:            The price of the last reported
                         trade of the Common Stock on The
                         NASDAQ Stock Market shall be equal
                         to or greater than $16.50 for
                         twenty consecutive trading days

     Expiration:         Four years from the Closing Date

     Spot Price:         Based on the average of the price
                         of the last reported trade of the
                         Common Stock on The NASDAQ Stock
                         Market for the twenty consecutive
                         trading days prior to the Closing
                         Date or the Second Closing Date, as
                         applicable

     Option Style:       American

     Risk Free
     Borrowing Rate:     Four year swap rate at the close of
                         business on the trading day prior
                         to the Closing Date or the Second
                         Closing Date, as appropriate

     Liquidity Discount: 33% of the value derived using the
                         Black-Scholes option pricing model
                         and the assumptions set forth
                         herein

     Payment Term
     for Warrants:       50% at closing and 50% (plus
                         interest from the Closing Date at
                         the rate of 7% compounded annually)
                         at time of exercise or expiration

     "Business" means the business of the Company and its Affiliated Company as presently conducted.

     "Business Day" means a day other than a Saturday, a Sunday, a day on which banking institutions in the State of Georgia and the State of Missouri are authorized or obligated by law or required by executive order to be closed, or a day on which the New York Stock Exchange is closed.

     "Charter Documents" of a Person means the Certificate of Incorporation, the By-Laws and any other charter documents of such Person, including without limitation any certificate of designation, as amended or restated and as in effect as of the Closing Date.

     "Closing" means the consummation of the purchase and sale of the First Tranche Warrants pursuant to the terms of this Agreement.

     "Closing Date" means November 21, 1997, or such later date as the parties may agree.

     "Common Stock" means the Company's $.01 par value per share common stock and stock of any other class of the common equity of the Company into which such shares may hereafter have been changed and other rights or securities convertible into shares of common stock of the Company.

     "Confidentiality Agreement" means that agreement, dated as of March 6, 1997, by and among the Company, the Purchaser and Host Communications, Inc.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     "First Tranche Warrant" means those Warrants purchased by the Purchaser on the Closing Date pursuant to Section 1.03.

     "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "H-S-R Act" means the Hart-Scott-Rodino Antitrust
Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

     "Material Adverse Effect" means a material and adverse effect (i) on the condition (financial or otherwise), results of operations, business or properties of a Person and its subsidiaries and Affiliates, taken as a whole, or (ii) on a Person's and its subsidiaries' and Affiliates' ability, taken as a whole, to perform their respective obligations under any of the material contracts or agreements to which such Person or its subsidiaries or Affiliates is a party or this Agreement or any of the other documents and agreements issued in connection herewith or (iii) upon the binding nature, validity or enforceability of any of the material contracts or agreements to which a Person or its subsidiaries or Affiliates is a party or this Agreement or any of the other documents and agreements issued in connection herewith.

     "NASDAQ" means the electronic inter-dealer quotation system operated by NASDAQ, Inc.

     "Open Market Purchases" means the Purchaser's acquisition of the Common Stock as provided in Section 1.01.

     "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or any agency or political subdivision thereof) or other entity of any kind.

     "Preferred Stock" means the Company's $0.01 par value per share preferred stock and stock of any other class of the equity of the Company into which such shares may hereafter have been changed and other rights or securities convertible into shares of preferred stock of the Company.

     "Purchaser Nominee" means any Person designated by the Purchaser to act as a director or an advisory director of the Company pursuant to Section 5.03.

     "Requirement of Law" means as to any Person, any law, treaty, rule or regulation of any Governmental Authority applicable to such Person or any of its property or to which such Person or any of its property is subject.

     "1994 Rights Agreement" means that certain Rights Agreement, dated as of January 1, 1994, as amended, by and between the Company and ChaseMellon Shareholder Services, as rights agent.

     "SEC" means the United States Securities And Exchange
Commission.

     "Second Closing" means the consummation of the purchase and sale of the Additional Warrants pursuant to the terms of this Agreement.

     "Second Closing Date" means that certain date specified by Purchaser that shall be on the Acquisition Completion Date or within ten (10) Business Days thereafter.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     "Warrants" means collectively the First Tranche Warrant and the Additional Warrant.

     "Warrant Shares" means the shares of Common Stock acquired or acquirable upon exercise of the First Tranche Warrant or the Additional Warrant, any shares of Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, such shares of Common Stock, or any other interest in the Company that has been or may be acquired upon exercise of the First Tranche Warrant or the Additional Warrant.


                            ARTICLE X
                          MISCELLANEOUS

     Section 10.01 Brokers and Finders. Each party shall be solely responsible for any fee or commission payable to any investment banker, broker, or finder it retains for services in connection with the transactions contemplated by this Agreement.

     Section 10.02 Notice. All notices, demands and other communications under the Warrant shall be in writing (which shall include communications by telex and telecopy) and shall be delivered (a) in person or by courier or overnight service, (b) mailed by first class registered or certified mail, postage prepaid, return receipt requested, by prepaid telex or telecopier, or by hand, courier or overnight service, and (c) be given at the following respective addresses and telecopier numbers and to the attention of the following Persons:

          (i)  if to the Company, to:

               RAWLINGS SPORTING GOODS COMPANY, INC.
               1859 Intertech Drive
               Fenton, Missouri  63026
               Attn:  Mr. Paul E. Martin
               Telecopier No.:  (314) 349-3598

     with a copy (which shall not constitute notice) to:

               STINSON, MAG & FIZZELL
               1201 Walnut Street, Suite 2800
               Kansas City, Missouri  64106
               Attn:  Craig L. Evans, Esq.
               Telecopier No.:  (816) 691-3495

          (ii) if to the Purchaser hereof, to:

               BULL RUN CORPORATION
               4370 Peachtree Road
               Atlanta, Georgia 30319
               Attn:  Mr. Robert S. Prather, Jr.
               Telecopier No.:  (404) 261-9607

     with a copy (which shall not constitute notice) to:

               ALSTON & BIRD LLP
               One Atlantic Center
               1201 West Peachtree Street
               Atlanta, Georgia  30309-3424
               Attn: Stephen A. Opler, Esq.
               Telecopier No.: (404) 881-4777

or at such other address or telecopier number or to the attention of such other person as the party to whom such information pertains may hereafter specify for the purpose in a notice to the other specifically captioned "Notice of Change of Address", and
(d) be effective or deemed delivered or furnished (i) if given by mail, on the third Business Day after such communication is deposited in the mail, addressed as above provided, (ii) if given by telecopier, when such communication is transmitted to the appropriate number determined as above provided in this Section
10.02 and the appropriate answer back is received or receipt is otherwise acknowledged, and (iii) if given by hand delivery or overnight delivery service when left at the address of the addressee addressed as above provided, except that notices of a change of address or telecopier number, shall not be deemed furnished until received.

     Section 10.03 Modifications, Amendments and Waivers. This Agreement and any term hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party hereof against whom enforcement of such change, waiver, discharge or termination is sought.

     Section 10.04 Captions and References. The captions and headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. When used in this Agreement, the words "herein," "hereof" and "hereunder," and words of similar import, shall refer to this Agreement as a whole and not to any provision of this Agreement, and the words "Section" and "Exhibit" shall refer to Sections of and Exhibits to this Agreement unless otherwise specified.

     Section 10.05 Pronouns. Except as otherwise specified herein, all references herein (A) to any Person other than the Company shall be deemed to include such Person's successors and assigns, (B) to the Company shall be deemed to include the Company's successors and assigns, and (C) to any applicable law defined or referred to herein shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

     Section 10.06 Gender. Whenever the context so requires, the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

     Section 10.07 Remedies. The Company stipulates that the remedies at law of the Purchaser in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Agreement are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     Section 10.08  Governing Law.  This Agreement shall be
governed by the laws of the State of Georgia, without regard to conflict or choice of laws principles.

     Section 10.09 Time of The Essence. Time is of the essence in the performance and satisfaction of this Agreement and each of the conditions specified in Articles VI and VII of this Agreement are material for purposes of this Agreement.

     Section 10.10 Entire Agreement. This Agreement, the Schedules and the Exhibits constitute the entire agreement between the parties relating to the subject matter hereof and supersede all prior oral and written, and all contemporaneous oral, negotiations, discussions, writings and agreements relating to the subject matter of this Agreement (other than the agreements and other documents executed simultaneously with this Agreement or contemplated herein), including, without limitation, the Confidentiality Agreement.

     Section 10.11 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto, and their respective successors and permitted assigns. This Agreement cannot be assigned by any party without the prior written consent of the other parties hereto, except that Purchaser, without the consent of the Company, may assign this Agreement and its rights hereunder, in whole or in part, to (i) any of its lenders as collateral security and (ii) J. Mack Robinson, Robert S. Prather, Jr., Charles L. Jarvie, James Host, Gray Communications Systems, Inc., Host Communications, Inc. and Universal Sports America, Inc.

     Section 10.12 Severability. Should any one or more of the provisions of this Agreement be determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby. To the extent such determination is reasonably likely to give rise to a Material Adverse Effect, the parties shall endeavor in good faith to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as practicable to that of the invalid, illegal or unenforceable provisions.

     Section 10.13 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original; but all of such counterparts together shall constitute one and the same instrument.

     Section 10.14 Interpretations. Neither this Agreement nor any uncertainty or ambiguity shall be construed or resolved against the Purchaser or the Company, whether under any rule of construction or otherwise. No party to this Agreement shall be considered the draftsman. On the contrary, this Agreement has been reviewed, negotiated and accepted by all parties and their attorneys and shall be construed and interpreted according to the ordinary meaning of the words used so as fairly to accomplish the purposes and intentions of all parties hereto.

                  [Signatures On Following Page]

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed under seal by its duly authorized officers as of the date first above written.

                                   RAWLINGS SPORTING GOODS
                                   COMPANY, INC.


                                   By:___________________________
                                        Name:
                                        Title:
ATTEST:


By:________________________
          Secretary

[CORPORATE SEAL]


                                   BULL RUN CORPORATION


                                   By:___________________________
                                        Name:
                                        Title:
ATTEST:


By:_________________________
          Secretary

[CORPORATE SEAL]

                                                     Exhibit 99.3

                       STANDSTILL AGREEMENT


    THIS STANDSTILL AGREEMENT (the "Agreement") dated as of
November 21, 1997 by and between Rawlings Sporting Goods Company,
Inc., a Delaware corporation (the "Company"), and Bull Run
Corporation, a Georgia corporation ("Bull Run").

                       W I T N E S S E T H:

    WHEREAS, the Company and Bull Run have entered into that certain Investment Purchase Agreement dated as of the date hereof (the "Investment Agreement") pursuant to which Bull Run has agreed to purchase shares of Common Stock, par value $.01 per share ("Common Stock") of the Company and Warrants to purchase shares of Common Stock; and

    WHEREAS, as a condition to its entering into the Investment Agreement, the Company has required that Bull Run enter into this Agreement, which contains certain restrictions on purchases of the Company's capital stock by Bull Run and their respective Affiliates and Associates and certain other limitations on Bull Run and their respective Affiliates and Associates.

    NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein and in the Investment Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Company and Bull Run (each a "Party"), intending to be legally bound, hereby agrees as follows:


                            ARTICLE 1.

                   DEFINITIONS AND CONSTRUCTION

    Section 1.1.   Certain Definitions.  As used in this
Agreement, the following terms shall have the meanings specified below:

    "Acquisition Completion Date" shall mean the earlier of
(a) the first date upon which Bull Run obtains Beneficial Ownership of shares of Common Stock aggregating at least 10.1% of the outstanding shares of Common Stock (the computation of such percentage shall not include any shares of Common Stock issuable upon exercise of the Warrants), or (b) the first Business Day that is six (6) months (or such longer period provided by Section
1.02 of the Investment Agreement) after the Closing Date.

    "Affiliate" shall have the meaning set forth in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, provided that in the case of Bull Run, its Affiliates shall be all persons controlled by Bull Run, including without limitation
Gray Communications Systems, Inc., Host Communications, Inc. and Universal Sports America, Inc., and the following Persons and their Affiliates: J. Mack Robinson, Robert S. Prather, Jr.,
Charles L. Jarvie and James Host.

    "Applicable Law" shall mean all applicable provisions of all
(a) constitutions, treaties, statutes, laws (including common law), rules, regulations, ordinances or codes of any Governmental Authority, and (b) orders, decisions, injunctions, judgments, awards and decrees of any Governmental Authority.

    "Associate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act, provided that when used to indicate a relationship with Bull Run, the term "Associate" shall only mean the following Persons and their Associates: J. Mack Robinson, Robert S. Prather, Jr., Charles L. Jarvie, James Host, Gray Communications Systems, Inc., Host Communications, Inc. and Universal Sports America, Inc.

    "Beneficial Owner" (including, with its correlative meanings, "Beneficially Own" and "Beneficial Ownership"), with respect to any securities, shall mean any Person which has, or any of whose Affiliates or Associates has, directly or indirectly, "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations of the Exchange Act as in effect on the date hereof) such securities, including pursuant to any agreement, arrangement or understanding (whether or not in writing).

    "Bull Run Nominee" shall mean Robert S. Prather, Jr., with respect to the Bull Run Nominee designated in Section 3.7(a) and Charles L. Jarvie, with respect to the Bull Run Nominee designated in Section 3.7(b), and the successors of such individuals as set forth in Section 3.7(c), provided that no Person who has not received the approval of a majority of the Disinterested Directors shall be deemed a Bull Run Nominee if such Person (a) is, or is an Affiliate, Associate, officer, director, member or employee of, a Person (other than the Company, Bull Run and their respective Affiliates and Associates), a substantial amount of the business of which is the manufacture or sale of sports equipment, supplies and apparel,
(b) is, or is an Affiliate, Associate, officer, director, member or employee of a Person (other than the Company, Bull Run and their respective Affiliates and Associates), which Person has taken any actions which, if such Person were Bull Run, would violate Section 3.1, (c) is, or is an Affiliate, Associate, officer, director, member or employee of, a Person (other than the Company, Bull Run and their respective Affiliates and Associates), described in Rule 262 of Regulation A of the Securities Act, or (d) has been convicted by a court of competent jurisdiction of a misdemeanor involving moral turpitude or a felony.

    "Business Day" shall mean a day other than a Saturday, a Sunday, a day on which banking institutions in the States of Georgia or Missouri are authorized or obligated by law or required by executive order to be closed, or a day on which the New York Stock Exchange is closed.

    "Certificate" shall mean the Certificate of Incorporation of the Company, as amended, restated or supplemented from time to time.

    "Closing Date" shall mean November 21, 1997.

    "Common Stock" shall have the meaning set forth in the Recitals.

    "Control Event" shall mean (a) a Control Transaction, (b) at any time during a period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company shall cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company's stockholders of each new director during such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period, or (c) any Beneficial Owner of Voting Securities of the Company acquiring the legal or practical ability to elect a majority of the Company's Board of Directors.

    "Control Transaction" shall mean an agreement by the Company to be a party to (a) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger or (b) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, the assets of the Company.

    "Disinterested Directors" shall mean those members of the Board of Directors of the Company that (a) are unaffiliated with Bull Run, (b) are not Bull Run Directors, and (c) are not "interested directors" within the meaning of Applicable Law, including Section 144 of the Delaware General Corporation Law.

    "Exchange Act" shall mean the Securities Exchange Act of
1934, as amended, and the rules and regulations thereunder.

    "Governmental Authority" shall mean any federal, state, local or political subdivision, governmental or administrative body, instrumentality, department or agency or any court, administrative hearing body, arbitration tribunal, commission or other similar dispute resolution panel or body, and any other entity exercising executive, legislative, judicial, regulatory or administrative functions of a government.

    "Group" shall mean any group within the meaning of Section
13(d)(3) of the Exchange Act as in effect on the date hereof.

    "Investment Agreement" shall have the meaning set forth in the Recitals.

    "Percentage Limitation" shall mean the lesser of (a) 10.1%, or (b) the percentage of outstanding shares of Common Stock
Beneficially Owned by Bull Run and its Affiliates and Associates on the Acquisition Completion Date (the computation of such percentage shall not include any shares of Common Stock issuable or issued upon the exercise of the Warrants).

    "Person" shall mean an individual, a partnership, an association, a joint venture, a corporation, a business, a trust, any entity organized under Applicable Law, an unincorporated organization or any Governmental Authority.

    "Rights Plan" shall mean the Rights Agreement dated as of July 1, 1994, as amended, between the Company and ChaseMellon
Shareholder Services, as rights agent.

    "SEC" shall mean the Securities and Exchange Commission.

    "Securities Act" shall man the Securities Act of 1933, as amended, and the rules and regulations thereunder.

    "The Company" shall have the meaning set forth in the introductory paragraph of this Agreement.

    "Vote" shall mean, as to any entity, the ability to cast a vote at a stockholders' or comparable meeting of such entity with respect to the election of directors or other members of such entity's governing body.

    "Voting Power" shall mean the aggregate number of Votes of the Company outstanding as at such date.

    "Voting Securities" shall mean the Common Stock and any other securities of the Company having the right to Vote.

    "Warrants" shall have the meaning set forth in the Investment Agreement.

    Section 1.2. Interpretation and Construction of this Agreement. The definitions in Section 1.1 shall apply equally to both the singular and plural forms of the terms defined.
Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." All references herein to Articles, Sections and Schedules shall be deemed to be references to Articles and Sections of, and Schedules to, this Agreement unless the context shall otherwise require. The headings of the Articles and Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. Unless the context shall otherwise require or provide, any reference to any agreement or other instrument or statute or regulation is to such agreement, instrument, statute or regulation as amended and supplemented from time to time (and, in the case of a statute or regulation, to any successor provision).

                            ARTICLE 2.

         RESTRICTIONS ON ACQUISITION OF VOTING SECURITIES
          BY BULL RUN AND ITS AFFILIATES AND ASSOCIATES

    Section 2.1.   Acquisition Restrictions.  Subject to
Sections 2.2, and 2.3, Bull Run agrees that it will not, and will cause each of its respective Affiliates and Associates not to, directly or indirectly, acquire, offer to acquire, or agree to acquire, by purchase or otherwise, Beneficial Ownership of any shares of Common Stock on and following the Acquisition Completion Date, if as a result the shares of Common Stock Beneficially Owned in the aggregate by Bull Run and its Affiliates and Associates would represent more than the Percentage Limitation of the outstanding shares of Common Stock at such time (the computation of such percentage shall not include any shares of Common Stock issuable or issued upon exercise of the Warrants). Bull Run and its Affiliates and Associates may, from time to time after the Acquisition Completion Date, acquire, by purchase or otherwise, Beneficial Ownership of shares of Common Stock in an amount which would not cause the aggregate shares of Common Stock Beneficially Owned by Bull Run and its Affiliates and Associates to exceed the Percentage Limitation of the outstanding shares of Common Stock at such time (the computation of such percentage shall not include any shares of Common Stock issuable or issued upon exercise of the Warrants).

    Section 2.2.   Effect of Action by the Company.

    (a) Subject to Section 2.2(b), Bull Run shall not be deemed in violation of this Article 2 if the Beneficial Ownership of shares of Common Stock by Bull Run and its Affiliates and Associates exceeds the Percentage Limitation (i) solely as a result of an acquisition of shares of Common Stock by the Company that, by reducing the number of outstanding shares of Common Stock, increases the proportionate number of shares of Common Stock Beneficially Owned by Bull Run and its Affiliates and Associates, or (ii) because Bull Run and its Affiliates and Associates purchase shares in excess of the applicable Percentage Limitation in reliance on written information regarding the number of outstanding shares of the Company provided directly to any of Bull Run and its respective Affiliates and Associates by the Company in response to a request for such information by any of Bull Run and its respective Affiliates and Associates immediately prior to such purchase.

    (b)  Notwithstanding Section 2.2(a), the Percentage
Limitation shall be deemed exceeded if (i) in the case of Section 2.2(a)(i), Bull Run or any of its Affiliates or Associates acquires Beneficial Ownership of any additional shares of Common
Stock after it has been notified of an acquisition of shares of Common Stock by the Company, or (ii) in the case of Section 2.2(a)(ii), Bull Run or any of its Affiliates or Associates acquires Beneficial Ownership of additional shares of Common
Stock after it has been notified that the information regarding the number of outstanding shares previously provided to it was incorrect and it has been provided by the Company with correct information, unless in the case of clause (i) or (ii) upon the acquisition of Beneficial Ownership of such additional shares of Common Stock, Bull Run and its Affiliates and Associates do not Beneficially Own in the aggregate more than the applicable
Percentage Limitation.

    (c) If the Percentage Limitation shall be deemed exceeded, Bull Run and its Affiliates and Associates shall sell or otherwise dispose of an amount of shares of Common Stock necessary to cause Bull Run and its Affiliates and Associates to be in compliance with Section 2.1 within six (6) months after (i) in the case of Section 2.2(a)(i), the first date upon which it has been notified of an acquisition of shares of Common Stock by the Company, or (ii) in the case of Section 2.2(a)(ii), the first date upon which it has been notified that the information regarding the number of outstanding shares previously provided to it was incorrect and it has been provided by the Company with correct information. The six (6) month period during which Bull Run and its Affiliates and Associates may be required to sell or otherwise dispose of shares of Common Stock pursuant to this
Section 2.2(c) shall be suspended and tolled during such times as and for as long as:

         (i) (A) any Bull Run Nominee or any Affiliate or Associate of Bull Run is a member of the Company's Board of Directors or is an officer of the Company and (B) any officers or directors of the Company are prohibited from trading in the Common Stock pursuant to any policies or procedures of the Company;

         (ii) (A) any Bull Run Nominee or any Affiliate or Associate of Bull Run is a member of the Company's Board of Directors or is an officer of the Company and (B) any officers or directors of the Company are prohibited from trading in the Common Stock of the Company at the direction of the Company's Board of Directors or legal advisors;

         (iii) Bull Run has informed the Company that Bull Run believes that it may have knowledge of material non-public information relating to the Company and Bull Run has received neither (A) reasonably satisfactory written confirmation from the Company that the information in question is not material non-public information or
    (B) written confirmation from the Company that such information has been publicly disclosed in a manner and on terms reasonably satisfactory to Bull Run; or

         (iv) Any profit realized by Bull Run, its Affiliates or Associates from such required sale or disposition would inure to the benefit of the Company pursuant to paragraph
    (b) of Section 16 of the Exchange Act.

Any time that such six (6) month period is suspended and tolled pursuant to this Section 2.2(c), the Company shall provide Bull Run with written notice of the revised date as to which such period shall expire. Bull Run shall promptly notify the Company of any disagreement with the calculation of such new expiration date.

    Section 2.3. The Company's Rights Plan. Notwithstanding the provisions of Section 2.1, Bull Run agrees that it will not, and will cause each of its Affiliates not to, directly or indirectly, acquire, offer to acquire, or agree to acquire, by purchase or otherwise, Beneficial Ownership of any shares of Common Stock if such acquisition would result in Bull Run or any of its respective Affiliates being deemed an Acquiring Person (as such term is defined in the Rights Plan) or result in the occurrence of a Stock Acquisition Date, Distribution Date,
Section 11(a)(ii) Event or Section 13 Event (as such terms are defined in the Rights Plan), as amended in accordance with the terms of the Investment Agreement.


                            ARTICLE 3.

          OTHER STANDSTILL PROVISIONS; QUORUM; DIRECTORS

    Section 3.1.   Standstill Covenants.  Except as set forth in
Section 3.2, Bull Run agrees that it will not, and it will cause each of its respective Affiliates and Associates not to, directly or indirectly, alone or in concert with others, unless specifically requested in writing by the Chairman of the Company or by a resolution of a majority of the Disinterested Directors, take any of the actions set forth below:

         (a) effect, seek, offer, propose (whether publicly or otherwise) or cause or participate in, or assist any other
    Person to effect, seek, offer or propose (whether publicly or otherwise) or participate in:

              (i) any acquisition of Beneficial Ownership of Common Stock or other equity interests in the Company which would result in a breach of Article 2 of this Agreement;

              (ii) any tender or exchange offer, merger, consolidation, share exchange or business combination involving the Company or any material portion of its business or any purchase of all or any substantial part of the assets of the Company;

              (iii)     any recapitalization, restructuring,
         liquidation, dissolution or other extraordinary transaction with respect to the Company or any material portion of its business; or

              (iv) other than solely in connection with the nomination or election of no more than two Bull Run Directors to the Company's Board of Directors, any "solicitation" of "proxies" (as such terms are used in the proxy rules of the SEC) with respect to the Company or any action resulting in such Person becoming a "participant" in any "election contest" (as such terms are used in the proxy rules of the SEC) with respect to the Company;

         (b) other than solely in connection with the nomination or election of no more than two Bull Run Directors to the Company's Board of Directors, propose any matter for submission to a vote of stockholders of the Company; provided that nothing in this Section 3.1(b) shall restrict the manner in which the Bull Run Directors may
    (i) vote on any matter submitted to the Company's Board of Directors, or (ii) participate in deliberations or discussions of the Company's Board of Directors (including making suggestions and raising issues to the Board) in their capacity as members of the Company's Board of Directors and in no other capacity;

         (c) form, join or participate in a Group with respect to any Voting Securities (other than any Group whose members consist solely of Bull Run and any of its Affiliates and Associates);

         (d)  grant any proxy with respect to any Voting
    Securities to any Person not designated by the Company;

         (e) deposit any Voting Securities in a voting trust or subject any Voting Securities to any arrangement or agreement with respect to the Voting of such Voting
    Securities or other agreement having similar effect;

         (f) execute any written stockholder consent with respect to the Company;

         (g) take any other action to seek to affect the control of the management or Board of Directors of the Company; provided that nothing in this Section 3.1(g) shall restrict the manner in which the Bull Run Directors may
    (i) vote on any matter submitted to such Board, or
    (ii) participate in deliberations or discussions of such Board (including making suggestions and raising issues to the Board) in their capacity as members of the Company's Board of Directors and in no other capacity; or

         (h) enter into any discussions, negotiations, arrangements or understandings with any Person other than the Company, Bull Run, and their respective Affiliates, Associates, directors, officers, employees, agents or advisors with respect to any of the foregoing, or advise, assist, encourage or seek to persuade others to take any action with respect to any of the foregoing.

    Section 3.2    Exceptions to Standstill Covenants.
Notwithstanding any other provision of this Agreement to the contrary, including the foregoing Section 3.1:

         (a) if any party other than the Company, Bull Run or their respective Affiliates or Associates commences or otherwise undertakes any tender or exchange offer which is approved by a majority of the Disinterested Directors, Bull Run may commence a competing tender or exchange offer having terms at least as favorable as those terms offered by such third party; and

         (b) if a Control Event occurs or if the majority of the Disinterested Directors approves a Control Transaction or directs the officers, advisors or agents of the Company to find or negotiate with a third party regarding a Control Transaction, then the provisions of this Agreement shall not be applicable until such time as the majority of the Disinterested Directors shall have abandoned such actions.

    Section 3.3.   Press Releases, Etc. by Bull Run.

    (a) Subject to Section 3.3(b) and Sections 5.09 and 5.10 of the Investment Agreement, Bull Run may issue such press releases and make such other public communications to the financial community and to its stockholders and such other public statements made in the ordinary course relating to its investment in the Company, in each case as it reasonably deems appropriate and customary. Prior to making any such press release or other communication, Bull Run will use reasonable efforts to consult with the Company in good faith regarding the form and content of any such communication, and Bull Run will use reasonable efforts to coordinate any such communication with any decisions reached by the Company with respect to disclosures relating to such matters.

    (b) Notwithstanding the provisions of Section 3.3(a), unless required by Applicable Law or other than solely in connection with the nomination or election of not more than two Bull Run Directors to the Company's Board of Directors, neither Bull Run nor any of its Affiliates or Associates, may make any press release, public announcement or other communication with respect to any of the matters described in Sections 3.1(a), 3.1(b), 3.1(c), 3.1(g) or 3.1(h) without the prior written consent of the Chairman of the Company or by a resolution of a majority of the directors of the Company. Nothing in this
Section 3.3 shall permit Bull Run to take any action which would otherwise violate any provision contained in Section 3.1 or in Sections 5.09 or 5.10 of the Investment Agreement.

    Section 3.4. Voting of the Company's Voting Securities. Bull Run shall vote its shares of Common Stock (a) for the Bull Run Directors, and (b) other than as may be inconsistent with the foregoing clause (a), for any item of business raised at a meeting of the stockholders of the Company that has received (or will be received, as determined by the Company upon the review of proxies of the stockholders received by the Company immediately prior to such meeting) the affirmative vote of a majority of the stockholders of the Company in attendance at such meeting of the stockholders, whether in person or by proxy, other than Bull Run or any of its Affiliates or Associates, except (i) the waiver or repeal of any takeover defenses of the Company or the redemption of the rights issued pursuant to the Rights Agreement unless replaced with rights having at least the same takeover deterrent effect of the current rights, (ii) any changes in the capitalization having a material adverse effect on Bull Run,
(iii) the merger or consolidation of the Company with or into another corporation or entity other than a wholly owned subsidiary of the Company, (iv) the liquidation or dissolution of the Company, and (v) the sale of all or substantially all of the assets of the Company.

    Section 3.5.   Quorum.  Bull Run shall use reasonable
efforts to ensure that it shall be present, and shall use reasonable efforts to cause its Affiliates and Associates owning
Voting Securities to be present, in each case, in person or by proxy, at all meetings of stockholders of the Company so that all Voting Securities Beneficially Owned by Bull Run and its
Affiliates and Associates shall be counted for purposes of determining the presence of a quorum at such meeting.

    Section 3.6. Notice of Proposals Regarding Acquisition Transactions. Bull Run agrees that it will notify the Company promptly if any inquiries or proposals which Bull Run reasonably believes are of substance are received by, any information is exchanged with respect to, or any negotiations or substantive discussions are initiated or continued with, Bull Run or, to Bull Run's knowledge, with any of its Affiliates or Associates regarding any proposal involving (a) a sale of all or substantially all of the assets of the Company, (b) a third-party tender offer, exchange offer or other purchase offer for Voting Securities with a number of Votes in excess of five percent (5%) of the Voting Power of the Company, (c) a merger, consolidation or other business combination involving the Company, or (d) a Control Event.

    Section 3.7.   Bull Run Directors.

    (a) On or before the Closing Date, the Board of Directors of the Company will cause the number of members to be elected to the Board of Directors to be increased to six (6) and will nominate a Bull Run Nominee for election to such additional director position at the annual meeting of stockholders scheduled to be held on January 15, 1998 for a term which will expire at the first annual meeting of stockholders following the end of the Company's fiscal year ending August 31, 2000. The Company's Board of Directors will recommend the election of such Bull Run Nominee to the Company's stockholders and the Company will solicit proxies for the election of such Bull Run Nominee pursuant to its proxy statement for such meeting to the same extent and in the same manner that it customarily solicits such proxies for other nominees of the Company's Board of Directors.

    (b) Within thirty (30) days after the first date upon which the shares of Common Stock Beneficial Owned in the aggregate by Bull Run and its Affiliates and Associates represents in excess of 5% of the outstanding shares of Common Stock at such time, but in any case, not on or prior to January 15, 1998, the Board of Directors of the Company will cause the number of members to be elected to the Board of Directors to be increased by one (1) and will appoint a second Bull Run Nominee as a director of the Company in the position created by such increase.

    (c) In the case of any vacancy occurring among the Bull Run Nominees serving on the Company's Board of Directors, Bull Run shall have the right to designate a Bull Run Nominee for appointment as a successor to hold office for the unexpired term of the Bull Run Nominee whose place shall be vacant. Prior to the annual meeting of stockholders of the Company at which any term of a Bull Run Nominee as director of the Company is scheduled to expire, (i) the Board of Directors will nominate a Bull Run Nominee designated by Bull Run to be elected or re-elected to such director position; (ii) the Board of Directors will recommend the election of such Bull Run Nominee to the Company's stockholders and (iii) the Company will select proxies for the election of such Bull Run Nominee pursuant to its proxy statement for such meeting to the same extent and in the same manner that it customarily solicits such proxies for other nominees of the Company's Board of Directors.

    (d) The Company's obligation to solicit proxies for the election and reelection of Bull Run Nominees pursuant to this
Section 3.7 is subject to Bull Run providing all information requested by the Company and reasonable necessary for the Company to prepare the proxy statement in accordance with the SEC's proxy rules in a timely and complete manner.

    (e) Notwithstanding anything in this Section 3.7 to the contrary, the Company shall have no obligation to nominate, appoint, recommend or solicit proxies for any Bull Run Nominee unless such Bull Run Nominee has entered into an Agreement with Bull Run and the Company in the form attached hereto as Exhibit A.

    Section 3.8 Right of First Refusal. Bull Run will not, and Bull Run will cause its Affiliates and Associates not to, seek, offer, propose or cause or participate in, or assist any other Person to effect, seek, offer or propose or participate in the sale of the Warrants or shares of Common Stock Beneficially Owned by Bull Run or its Affiliates and Associates without first offering such shares to the Company at the price and upon the terms of such proposed transfer or sale. The Company shall have thirty (30) days during which it may accept the offer and sixty
(60) days thereafter during which to close the purchase of such shares if it accepts the offer. If the Company elects not to accept the offer, Bull Run may transfer or sell the shares to a third party within sixty (60) days following the expiration of the Company's option at a price and upon terms no more favorable to the acquirer of such shares as that offered to the Company, provided that prior to the sale or transfer of such shares, the transferee shall agree to be bound by the terms and conditions of this Agreement during its term and until its termination pursuant to Article 4. This Section 3.8 shall not apply to any sales by Bull Run (a) made in accordance with Rule 144(b) under the 1933 Act, (b) to a third party pursuant to a tender or exchange offer which has been approved by the majority of the Disinterested Directors, or (c) pursuant to the registration of such shares of Common Stock pursuant to the Securities Act in a bona fide public offering.


                            ARTICLE 4.

                       TERM AND TERMINATION

    Section 4.1.   Termination.  The provisions of this
Agreement shall terminate on the date sixty-six (66) months after the Acquisition Completion Date. The provisions of this Agreement also shall terminate in the event of a material breach by the Company of any of the terms of this Agreement, the Investment Agreement, the Registration Rights Agreement referred to in the Investment Agreement or the Warrants if the Company fails to cure such breach within forty-five (45) days after its receipt of notice of such breach from Bull Run. Any termination of this Agreement as provided herein shall be without prejudice to the rights of any Party arising out of the breach by any other Party of any provision of this Agreement.


                            ARTICLE 5.

                          MISCELLANEOUS

    Section 5.1.   Notices.  All notices and other
communications required or permitted by this Agreement shall be made in writing and shall be deemed delivered when delivered in person, transmitted by telecopier, or three days after it has been sent by mail, as follows:

    The Company:   Rawlings Sporting Goods Company, Inc.
                   1859 Intertech Drive
                   Fenton, Missouri  63026
                   Attn: Mr. Paul E. Martin
                   Telecopy No.: (314) 349-3598

    with a copy to: Stinson, Mag & Fizzell, P.C.
                   1201 Walnut, Suite 2800
                   P.O. Box 419251
                   Kansas City, Missouri  64141-6251
                   Attn:  Craig L. Evans, Esq.
                   Telecopy No.: (816) 691-3495

    Bull Run:      Bull Run Corporation
                   4370 Peachtree Road
                   Atlanta, Georgia 30319
                   Attn: Mr. Robert S. Prather, Jr.
                   Telecopy No.: (404) 261-9607

    with a copy to: Alston & Bird LLP
                   One Atlantic Center
                   1201 West Peachtree St.
                   Atlanta, Georgia  30309
                   Attn:  Stephen A. Opler, Esq.
                   Telecopy No.: (404) 881-4777

The Parties shall promptly notify each other in the manner provided in this Section 5.1 of any change in their respective addresses. A notice of change of address shall not be deemed to have been given until received by the addressee. Communications by telecopier also shall be sent concurrently by mail, but shall in any event be effective as stated above.

    Section. 5.2.  Assignment.  No Party will assign this
Agreement or any rights, interests or obligations hereunder, or delegate performance of any of its obligations hereunder, without the prior written consent of each other Party.

    Section 5.3. Entire Agreement. This Agreement, including the Exhibits attached hereto, embodies the entire agreement and understanding of the Parties in respect of the subject matter contained herein, provided that this provision shall not abrogate any other written agreement between the Parties executed simultaneously with this Agreement. This Agreement supersedes all prior agreements and understandings between the Parties with respect to such subject matter.

    Section 5.4. Waiver, Amendment, etc. This Agreement may not be amended or supplemented, and no waivers of or consents to departures from the provisions hereof shall be effective, unless set forth in a writing signed by, and delivered to, all the Parties. No failure or delay of any Party in exercising any power or right under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right or power, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power.

    Section 5.5. Binding Agreement; No Third Party Beneficiaries. This Agreement will be binding upon and inure to the benefit of the Parties and their successors and permitted assigns. Nothing expressed or implied herein is intended or will be construed to confer upon or to give to any third party any rights or remedies by virtue hereof.

    Section 5.6.   Governing Law.  This Agreement shall be
governed by the laws of the State of Georgia, without regard to conflict or choice of laws principles.

    Section 5.7. Severability. The invalidity or unenforceability of any provision hereof in any jurisdiction will not affect the validity or enforceability of the remainder hereof in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. To the extent permitted by Applicable Law, each Party waives any provision of Applicable Law that renders any provision hereof prohibited or unenforceable in any respect. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the Parties to the extent possible.

    Section 5.8. Counterparts. This Agreement may be executed in one or more counterparts each of which when so executed and delivered will be deemed an original but all of which will constitute one and the same Agreement.

    Section 5.9. Remedies. In addition to any other remedies which may be available to the Company (including any remedies which the Company may have at law or in equity): Bull Run agrees that the Company shall have no obligation to honor transfers of Voting Securities or other equity interests in the Company to Bull Run or any of its Affiliates or Associates which would cause any of Bull Run and Affiliates or Associates to Beneficially Own Voting Securities or other equity interests in the Company in violation of this Agreement, any such transfers shall be void and of no effect, and the Company shall be entitled to instruct any transfer agent or agents for the equity interests in the Company to refuse to honor such transfers.

    IN WITNESS WHEREOF, the Company and Bull Run have caused their respective duly authorized officers to execute this Agreement as of the day and year first above written.

                                  RAWLINGS SPORTING GOODS
                                  COMPANY, INC.


                                  By:________________________
                                       Name:
                                       Title:

                                  BULL RUN CORPORATION


                                  By:________________________
                                       Name:
                                       Title:

                                                        EXHIBIT A

                            AGREEMENT

    THIS AGREEMENT (the "Agreement") dated as of ________, 199__ by and among Rawlings Sporting Goods Company, Inc., a Delaware corporation (the "Company"), Bull Run Corporation, a Georgia corporation ("Bull Run"), and _____________________________, an
individual residing at __________________________________ ("Bull
Run Nominee").

                       W I T N E S S E T H:

    WHEREAS, the Company and Bull Run have entered into that certain Standstill Agreement dated as of November 21, 1997 (the "Standstill Agreement") pursuant to which the Company has agreed to appoint or nominate certain individuals designated by Bull Run to be directors of the Company; and

    WHEREAS, as a condition to its entering into the Standstill Agreement, and as a condition to the Board of Directors of the Company nominating or appointing such designee to the Board of Directors, the Company requires that each individual designated by Bull Run enter into this Agreement.

    NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein and in the Investment Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Company, Bull Run and the Bull Run Nominee (each a "Party"), intending to be legally bound, hereby agrees as follows:

    1. The Bull Run Nominee agrees to serve as a member of the Board of Directors until the earlier of his or her resignation or upon the expiration of the term thereof. The Bull Run Nominee further agrees to immediately resign all positions as a director and officer of the Company and any subsidiary of the Company upon any of the following events: (i) upon the written request by Bull Run delivered to the Bull Run Nominee requesting the Bull Run Nominee to resign as a director of the Company; and (ii) upon the termination of the Warrants (as defined in the Standstill Agreement) if the Warrants are not exercised in full prior to their termination.

    2.   Clause (ii) of Section 1 of this Agreement and Section
3 of this Agreement shall terminate on the earlier of (i) the date sixty-six (66) months after the Acquisition Completion Date, or (ii) in the event of a material breach by the Company of any of the terms of this Agreement, the Standstill Agreement, the Investment Agreement, or the Registration Rights Agreement referred to in the Investment Agreement or the Warrants if the Company fails to cure such breach within forty-five (45) days after its receipt of notice of such breach from Bull Run. The remainder of this Agreement shall not terminate until the Bull Run Nominee is no longer a director of the Company.

    3. The Bull Run Nominee acknowledges, and agrees to be bound by, the terms of the Standstill Agreement as fully as if the Bull Run Nominee was a party thereto.

    IN WITNESS WHEREOF, the Company, Bull Run and the Bull Run
Nominee have caused their respective duly authorized officers to execute this Agreement as of the day and year first above written.

                                  RAWLINGS SPORTING GOODS
                                  COMPANY, INC.


                                  By:__________________________
                                       Name:
                                       Title:

                                  BULL RUN CORPORATION


                                  By:__________________________
                                       Name:
                                       Title:


                                  "Bull Run Nominee"


                                  _____________________________
                                       Name:

                                                     Exhibit 99.4

                  REGISTRATION RIGHTS AGREEMENT


    THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of November ______, 1997 (the "Effective Date"), is by and between Rawlings Sporting Goods Company, Inc., a Delaware corporation (the "Company") and Bull Run Corporation, a Georgia corporation ("Bull Run").

                       W I T N E S S E T H:

    WHEREAS, on the Closing Date (as defined in the Investment Agreement), Bull Run will be the beneficial owner of Warrants (as defined below) to purchase shares of the Company's Common Stock pursuant to the Investment Agreement of even date herewith (the "Investment Agreement");

    WHEREAS, Bull Run shall have the option to purchase
Additional Warrants (as defined in the Investment Agreement) to purchase shares of the Company's Common Stock pursuant to the Investment Agreement;

    WHEREAS, Bull Run may desire, from time to time, to sell to the public shares of such Common Stock which may be issued upon exercise by Bull Run of the Warrants;

    WHEREAS, the Company and Bull Run therefore deem it to be in their respective best interests to set forth the rights of Bull
Run in connection with public offerings and sales of Warrant
Common Shares (as defined below);

    NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                            ARTICLE 1.

                   DEFINITIONS AND CONSTRUCTION

    Section 1.1.   Certain Definitions.  As used in this
Agreement, the following terms shall have the meanings specified below:

    "Common Stock" means the Company's Common Stock, par value
$.01 per share, and the stock of any other class of common equity of the Company into which such shares may hereafter have been changed, exchanged or converted.

    "Effective Date" shall have the meaning ascribed to that term in the introductory paragraph of this Agreement.

    "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder as in effect at the time.

    "Holder" means Bull Run, so long as it holds any Registrable Securities, and any person owning Registrable Securities who is a permitted transferee or assignee of rights under Article 10 of this Agreement and acquired such Registrable Securities subject to any applicable restrictions on transfer set forth in the Investment Agreement, the Standstill Agreement and/or the Warrants.

    "Investment Agreement" means the Investment Purchase
Agreement, of even date herewith, between the Company and Bull
Run.

    The terms "register," "registered," and "registration" refer to a registration effected by the preparation and filing of a Registration Statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

    "Registrable Securities" means at any time: (i) the Warrant Common Shares then owned or held by the Holders, and (ii) the Warrant Common Shares then issuable upon exercise of any and all unexercised Warrants then owned or held by the Holders, and, in each case, all shares of Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend, stock split or other distribution with respect to, in exchange for, or in replacement of such Warrant Common Shares then owned or held by such Holder or Holders or Warrant Common Shares then issuable upon exercise of any and all unexercised Warrants then owned or held by the Holders, as the case may be. The term "Registrable Securities" excludes, however, any security (i) the sale of which has been effectively registered under the Securities Act and which has been disposed of in accordance with a Registration Statement,
(ii) that has been sold by a Holder in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(l) thereof (including, without limitation, transactions pursuant to Rules 144 and 144A) such that the further disposition of such securities by the transferee or assignee is not restricted under the Securities Act,
(iii) that has been sold by a Holder in a transaction in which such Holder's rights under this Agreement are not, or cannot be, assigned, (iv) for which the registration rights provided under this Agreement have expired pursuant to Article 14 of this Agreement, or (v) that has ceased to be outstanding.

    "Registration Expenses" means: (i) registration, qualification and filing fees; (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of any Registrable Securities being registered);
(iii) printing expenses; (iv) fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of comfort letters customarily requested by underwriters); and (v) fees and expenses of listing any Registrable Securities on any securities exchange on which the Common Stock is then listed, but in all events excluding the compensation of regular employees of the Company and excluding underwriter's fees, discounts and commissions.

    "Registration Statement" means any registration statement or similar document under the Securities Act or any successor thereto that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the prospectus or preliminary prospectus included therein, all amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits to such Registration Statement and all material incorporated by reference in such Registration Statement.

    "Rule 144" means Rule 144 promulgated under the Securities
Act or any successor rule thereto.

    "Rule 144A" mean Rule 144A promulgated under the Securities
Act or any successor rule thereto.

    "SEC" means the Securities and Exchange Commission.

    "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder as in effect at the time.

    "Standstill Agreement" means the Standstill Agreement, of even date herewith, between the Company and Bull Run.

    "Warrants" means, collectively, the First Tranche Warrants (as defined in the Investment Agreement) of even date herewith to purchase shares of Common Stock and the Additional Warrants (as defined in the Investment Agreement) to purchase shares of Common Stock.

    "Warrant Common Shares" shall mean all shares of Common
Stock issued to Bull Run or any permitted assignee or transferee of the Warrants upon exercise of the Warrants.

    Section 1.2. Construction. The definitions in Section 1.1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." All references herein to Articles and Sections shall be deemed to be references to Articles and Sections of this Agreement unless the context shall otherwise require. The headings of the Articles and Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. Unless the context shall otherwise require or provide, any reference to any agreement or other instrument or statute or regulation is to such agreement, instrument, statute or regulation as amended and supplemented from time to time (and, in the case of a statute or regulation, to any successor provision).

                            ARTICLE 2.

                       DEMAND REGISTRATION

    Section 2.1. If the Company shall receive a written request in the manner provided in Section 14.2 hereof, from one or more Holders (collectively, the "Initiating Holders") that the Company file a Registration Statement under the Securities Act covering the registration of any or all of such Holder's Registrable Securities, then the Company shall (i) within 10 days of the receipt thereof, give written notice, in the manner provided in
Section 14.2 hereof and to any additional addressees provided to the Company by any transferee of any Holder, of such request to all Holders of outstanding Registrable Securities known to the Company, and (ii) subject to the limitations contained in this
Article 2, as soon as practicable and in any event within 45 days of the receipt of such request, file the Registration Statement to effect registration under the Securities Act covering all Registrable Securities for which the Company receives a request from the Holders thereof in the manner provided in Section 14.2 hereof, within 30 days of the delivery of such notice by the Company. The Company, however, shall not be required to file a Registration Statement pursuant to this Article 2 unless the aggregate number of Registrable Securities requested to be registered is greater than 386,250.

    Section 2.2. If an Initiating Holder intends to distribute the Registrable Securities covered by its request by means of an underwriting, it shall so advise the Company as a part of its request made pursuant to Section 2.1 hereof and the Company shall include such information in the written notice to the Holders referred to in Section 2.1. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in the underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to sell Registrable Securities through such underwriting (together with the Company as provided in Section 4.1(vii) of this Agreement and any other holder of shares of Common Stock permitted to participate in such registration pursuant to this Section 2.2) shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Initiating Holder(s) (provided the same are underwriters of recognized national standing reasonably acceptable to the Company) upon the terms and conditions agreed upon among the Company, the Initiating Holder(s) and such underwriter(s). Notwithstanding any other provision of this Article 2, if the underwriter(s) advise the Initiating Holder(s) in writing that marketing or other factors require a limitation of the number of Registrable Securities to be underwritten, then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holder(s), in proportion (as nearly as practicable) to the number of Registrable Securities which each Holder requested to be included in such registration; provided, that there shall be no reduction in the number of shares included in the registration by Bull Run until all shares of Holders other than Bull Run have been excluded from such registration. If the number of Registrable Securities to be underwritten has not been so limited, the Company may include shares of Common Stock for its own account (or for the account of other shareholders) in such registration if the underwriter(s) so agree and to the extent that, in the opinion of such underwriter(s), the inclusion of such additional shares will not adversely affect the offering and successful marketing of the Registrable Securities included in such registration and if the number of Registrable Securities that would otherwise have been included in such registration and underwriting will not thereby be limited.

    Section 2.3. The Company shall not be obligated to effect a total of more than two (2) registrations and shall not be obligated to effect more than one registration in any six-month period pursuant to this Article 2.


                            ARTICLE 3.

                     INCIDENTAL REGISTRATION

    If at any time (but without any obligation to do so) the Company proposes to register (including a registration effected by the Company for shareholders other than the Holders) any shares of Common Stock under the Securities Act in connection with the public offering of such shares solely for cash on any form of Registration Statement in which the inclusion of Registrable Securities is appropriate (other than a registration
(i) relating solely to the sale of securities to participants in a Company employee or non-employee director stock plan,
(ii) pursuant to a Registration Statement on Form S-4 or Form S-8 (or any successor forms) or any form that does not include substantially the same information, other than information relating to the selling shareholders or their plan of distribution, as would be required to be included in a registration statement covering the sale of Registrable
Securities, (iii) in connection with any dividend reinvestment or similar plan, or (iv) for the sole purpose of offering securities to another entity or its securityholders in connection with the acquisition of assets or securities of such entity or any similar transaction), the Company shall promptly give each Holder written notice of such registration in the manner provided in Section
14.2 hereof at least 30 days before the anticipated filing date of any such Registration Statement. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise each of the Holders as a part of the written notice given pursuant to this Article. Upon the written request of any Holder given in the manner provided in Section 14.2 within 20 days after the delivery of such notice by the Company, the Company shall cause to be registered under the Securities Act all of the Registrable Securities that such Holder has so requested to be registered.
The Company may decline to file a Registration Statement after giving notice to the Holders as herein provided, or withdraw a Registration Statement after filing and after such notice, but prior to the effectiveness thereof, provided that the Company shall promptly notify each Holder of Registrable Securities in writing of any such action and provided further that the Company shall bear all expenses incurred by each Holder or otherwise in connection with such declined or withdrawn Registration
Statement. Further, any such declining or withdrawal shall be without prejudice to the rights (if any) of the Holders immediately to request that such registration be effected as a registration under Article 2 hereof. The right of any Holder to have Registrable Securities included in such Registration
Statement shall be conditioned upon participation in any underwriting to the extent provided herein. The Company shall not be required to include any Registrable Securities in such underwriting unless the Holders thereof agree to enter into an underwriting agreement in customary form, and upon terms and conditions agreed upon among such Holders, the Company and the underwriter(s), with the underwriter(s) selected by the Company.
In the event that the underwriter(s) shall advise the Company that marketing or other factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto. The underwriter(s) may exclude some or all of the Registrable Securities from such underwriting and the number of Registrable Securities, if any, that may be included in the underwriting shall be allocated among all Holders thereof in proportion (as nearly as practicable) to the number of Registrable Securities which each Holder requested be included in such registration; provided, however, that all of the Registrable Securities of the Company held by Bull Run or its successor that Bull Run or its successor shall have requested to be included in such registration shall be included before the securities of any other Holder are included in such registration and underwriting. Nothing in this Article 3 is intended to diminish the number of Registrable Securities to be included by the Company in such underwriting. The Company and the underwriter(s) selected by the Company shall make all determinations with respect to the timing, pricing and other matters related to the offering.


                            ARTICLE 4.

                      REGISTRATION PROCEDURE

    Section 4.1 Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably practicable:

         (i) Prepare and file with the SEC as soon as practicable a new Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective, and keep such Registration Statement continuously effective for up to 135 days or such shorter period as shall be required to sell all of the Registrable Securities covered by such Registration Statement; provided, however, that no Registration Statement need remain in effect after all Registrable Securities covered thereby have been sold. In no event shall the Company be required to undertake or cause a shelf registration.

         (ii) Furnish to each Holder, and to any underwriter before filing with the SEC, copies of any Registration
    Statement (including all exhibits) and any prospectus forming a part thereof and any amendments and supplements thereto (including all documents incorporated or deemed incorporated by reference therein prior to the effectiveness of such Registration Statement and including each preliminary prospectus, any summary prospectus or any term sheet (as such term is used in Rule 434 under the Securities
    Act)) and any other prospectus filed under Rule 424 under the Securities Act, which documents, other than documents incorporated or deemed incorporated by reference, will be subject to the review of the Holders and any such underwriter for a period of at least five business days, and the Company shall not file any such Registration Statement or such prospectus or any amendment or supplement to such Registration Statement or prospectus to which any Holder or any such underwriter shall reasonably object within five business days after the receipt thereof; a Holder or such underwriters, if any, shall be deemed to have reasonably objected to such filing only if the Registration Statement, amendment, prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission.

         (iii) Prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement.

         (iv) Furnish to the Holders of Registrable Securities to be registered and to any underwriter, without charge, such number of copies of a prospectus, including each preliminary prospectus, summary prospectus or term sheet, and any amendment or supplement thereto as they may, from time to time, reasonably request and a reasonable number of copies of the then-effective Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference).

         (v) To the extent practicable, promptly prior to the filing of any document that is to be incorporated by reference into any Registration Statement or prospectus forming a part thereof subsequent to the effectiveness thereof, and in any event no later than the date such document is filed with the SEC, provide copies of such document to the Holders of Registrable Securities covered thereby and any underwriter and make representatives of the Company available for discussion of such document and other customary due diligence matters, and include in such document prior to the filing thereof such information as any Holder or any such underwriter may reasonably request.

         (vi) Use its reasonable best efforts (x) to register and qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, (y) to keep such registration or qualification in effect for so long as the applicable Registration Statement remains in effect, and (z) to take any other action which may be reasonably necessary or advisable to enable such Holders to consummate the disposition in such jurisdictions of the securities to be sold by such Holders; provided, however, that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions where it would not otherwise be required to so qualify to do business or consent to service of process or subject itself to taxation in any such jurisdiction.

         (vii) Use its reasonable best efforts to cause all Registrable Securities covered by such Registration
    Statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to the Holders of Registrable Securities to enable the Holders thereof to consummate the disposition of such Registrable Securities;

         (viii) Cooperate with the Holders of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.

         (ix) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering, with such terms and conditions as the Company, the Holders and the underwriter(s) may agree. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

         (x) Promptly notify each Holder of Registrable Securities covered by a Registration Statement (A) upon discovery that, or upon the happening of any event as a result of which, the prospectus forming a part of such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (B) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of proceedings for that purpose, (C) of any request by the SEC for (1) amendments to such Registration Statement or any document incorporated or deemed to be incorporated by reference in any such Registration Statement, (2) supplements to the prospectus forming a part of such Registration Statement or (3) additional information, or (D) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, and at the request of any such Holder promptly prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (xi) Use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any such registration, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction;

         (xii) If requested by any Initiating Holder, or any underwriter, promptly incorporate in such Registration
    Statement or prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as the Initiating Holder and any underwriter may reasonably request to have included therein, including, without limitation, information relating to the "plan of distribution" of the Registrable Securities, information with respect to the principal amount or number of shares of Registrable
    Securities being sold to such underwriter, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering and make all required filings of any such prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

         (xiii) Otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning after the effective date of such Registration Statement, which earnings statement shall satisfy the provision of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

         (xiv) Provide promptly to the Holders upon request any document filed by the Company with the SEC pursuant to the requirements of Section 13 and Section 15 of the Exchange Act;

         (xv) Cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange or automated quotation system on which shares of the Common Stock is then listed. If any of such shares are not so listed, the Company shall cause such shares to be listed on the securities exchange or automated quotation system as may be reasonably requested by the Holders of a majority of the Registrable Securities being registered.

         (xvi) Furnish to the Holders, at the request of any Holder requesting registration pursuant to this Agreement,
    (A) an opinion of counsel representing the Company for the purposes of such registration addressed to such Holder and dated the date of the closing under the underwriting agreement, if any, or the date of effectiveness of the Registration Statement if such registration is not an underwritten offering, and (B) a "comfort" letter from independent certified public accountants of the Company who have certified the Company's financial statements included in such registration with respect to events included in and subsequent to the date of such financial statements, in each case to be dated such date and to be in form and substance as is customarily given by counsel or independent certified public accountants, as the case may be, to underwriters in an underwritten public offering, addressed to the underwriters.

         (xvii) Permit a representative of any Holder of Registrable Securities, any underwriter participating in any disposition pursuant to such registration, and any attorney or accountant retained by such Holder or underwriter, to participate, at each person's own expense, in the preparation of the Registration Statement, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such registration; provided, however, that such representatives, underwriters, attorneys or accountants enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information.

         (xviii)   To the extent practicable, promptly prior to
    the filing of any document that is to be incorporated by reference into any Registration Statement or prospectus forming a part thereof subsequent to the effectiveness thereof, and in any event no later than the date such document is filed with the SEC, provide copies of such document to the Holders, if requested, and to any underwriter and make representatives of the Company available for discussion of such document and other customary due diligence matters, and include in such document prior to the filing thereof such information as any Holder or any such underwriter reasonably may request.

Notwithstanding the foregoing, the Company may delay, suspend or withdraw any registration or qualification of Registrable Securities required pursuant to this Agreement for a period not exceeding 90 days if the Company shall in good faith determine that any such registration would adversely affect an offering or contemplated offering of any securities of the Company or any other contemplated material corporate event; provided that (i) the duration of any such discontinuance together with any delay, suspension or withdrawal effected pursuant to Article 5 hereof may not exceed 90 days in the aggregate in any period of 12 consecutive months and (ii) the Company may not impose such a suspension or a postponement pursuant to this Article 4 following the printing and distribution of a preliminary prospectus in any underwritten public offering of Registrable Securities (except such suspension, not to exceed fifteen days, which results from an event that is not within the reasonable control of the Company). In addition, the Company shall not be required to register Registrable Securities within six months after the effective date of a Registration Statement referred to in Article 3 pursuant to which the Holders were afforded the opportunity to register the disposition of all of the Registrable Securities sought to be registered thereby.


                            ARTICLE 5.

            HOLDER'S OBLIGATION TO FURNISH INFORMATION

    It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to any Registrable Securities that the Holder of such securities furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

    Each Holder agrees that, upon receipt of any notice from the Company, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the then current prospectus until (i) such Holder is advised in writing by the Company that a new Registration Statement covering the reoffer of Registrable Securities has become effective under the Securities Act,
(ii) such Holder receives copies of a supplemented or amended prospectus contemplated by Article 4 hereof which addresses any additional information, including material nonpublic information, required to be disclosed therein, or until such Holder is advised in writing by the Company that the use of the prospectus may be resumed, or (iii) a period of 60 days has elapsed, whichever is sooner. The Company shall use its reasonable best efforts to limit the duration of any discontinuance of disposition of Registrable Securities pursuant to this paragraph.


                            ARTICLE 6.

                      REGISTRATION EXPENSES

    In the case of the first demand registration pursuant to
Article 2, the Company shall pay all Registration Expenses. In the case of the second demand registration pursuant to Article 2, the requesting Holders shall pay all Registration Expenses. In the case of any incidental registration pursuant to Article 3, the requesting Holders shall bear any incremental Registration Expenses, in each case, including, without limitation, (i) incremental registration and qualification fees and expenses,
(ii) the pro rata share of the underwriter's fees, discounts and commissions incurred in such registration, and (iii) any incremental costs and disbursements (including legal fees and expenses) that result from the inclusion of the Registrable Securities included in such registration, with such incremental expenses being borne by the requesting Holders on a pro rata basis. Notwithstanding the foregoing, if, as a result of the withdrawal of a request for registration pursuant to Article 2 by any of the Holders, as applicable, the Registration Statement does not become effective, the Holders and the other stockholders requesting registration may elect to bear the Registration Expenses (pro rata on the basis of the number of their shares included in the registration request, or on such other basis as such Holders and other stockholders may agree), in which case such registration shall not be counted as a registration requested under Article 2.


                            ARTICLE 7.

                  EFFECTIVENESS OF REGISTRATION

    A registration requested pursuant to Article 2 will not be deemed to have been effected if (i) the registration statement has not been kept effective for the period required under
Section 4.1(i) of this Agreement, (ii) the offering of Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court,
(iii) the conditions to the closing of any such registration that is underwritten are not satisfied, unless such conditions have not been satisfied by the Holders participating in the underwriting, or (iv) the Company has not complied with the terms of this Agreement, including Article 4.

                            ARTICLE 8.

                 INDEMNIFICATION AND CONTRIBUTION

    Section 8.1. In the event any Registrable Securities are included in a Registration Statement pursuant to this Agreement, the Company will indemnify and hold harmless each Holder, its directors, officers and employees and each person, if any, who "controls" such Holder (within the meaning of the Securities Act) against all losses, claims, damages, or liabilities, joint or several, or actions in respect thereof to which such Holder or other person entitled to indemnification hereunder may become subject under the Securities Act, or otherwise, insofar as such losses, claims, damages, liabilities or actions in respect thereof arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any related preliminary prospectus, or any related prospectus or any amendment or supplement thereto, offering circular or other document (including any related notification or the like) incident to any such registration, qualification or compliance, or arise out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or the Exchange Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder or other person entitled to indemnification hereunder for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be so liable to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact in such Registration Statement, such preliminary prospectus, or such prospectus, or any such amendment or supplement thereto, offering circular or other document (including any related notification or the like) incident to any registration, qualification or compliance, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of Holder or an underwriter specifically for use therein; and provided, further, that the Company will not be liable, and this indemnification agreement shall not apply, in any such case to the extent that any such loss, claim, damage, liability or action is solely attributable to the failure of such Holder (or underwriter or agent acting on its behalf) to deliver a final prospectus (or amendment or supplement thereto) that corrects a material misstatement or omission contained in the preliminary prospectus (or final prospectus). The Company will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each person who "controls" such persons (within the meaning of the Securities
Act) to the same extent as provided above with respect to the indemnification of the Holders, if so requested, except with respect to information furnished in writing specifically for use in any prospectus or Registration Statement by any selling Holders or any such underwriters.

    Section 8.2. With respect to written information furnished to the Company by or on behalf of a Holder specifically for use in a Registration Statement, any related preliminary prospectus, or any related prospectus or any supplement or amendment thereto, offering circular or other document (including any related notification or the like) incident to any registration, qualification or compliance, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, such Holder will severally indemnify and hold harmless the Company, and its directors, officers and employees and each person, if any, who "controls" the Company (within the meaning of the Securities Act) and any other Holder against any losses, claims, damages or liabilities, joint or several, or actions in respect thereof, to which the Company or such other person entitled to indemnification hereunder may become subject under the Securities
Act, or otherwise, insofar as such losses, claims, damages, liabilities or actions in respect thereof arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, such preliminary prospectus, or such prospectus, or any such amendment or supplement thereto, offering circular or other document
(including any related notification or the like) incident to any registration, qualification or compliance, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and such Holder will reimburse the Company and such other persons for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, in each case to the extent, but only to the extent, that the same arises out of, or is based upon, an untrue statement or alleged untrue statement of material fact or an omission or alleged omission to state a material fact in such Registration Statement, such preliminary prospectus, or such prospectus or any such amendment or supplement thereto in reliance upon, and in conformity with, such written information;
provided, however, that the obligations of each of the Holders hereunder shall be limited to an amount equal to the net proceeds to such Holder of Registrable Securities sold as contemplated herein. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to the information so furnished in writing by such persons specifically for inclusion in any prospectus or Registration
Statement. The Holder will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each person who "controls" such persons (within the meaning of the Securities Act) to the same extent as provided herein with respect to the indemnification of the Company, if so requested.

    Section 8.3. Promptly after receipt by an indemnified party of notice of any claim or the commencement of any action, the indemnified party will, if a claim in respect thereof is to be made against the indemnifying party, notify the indemnifying party in writing of the claim or the commencement of that action;
provided, however, that the failure to notify the indemnifying party will not relieve it from any liability that it may have to the indemnified party except to the extent it was actually damaged or suffered any loss or incurred any additional expense as a result thereof. If any such claim or action is brought against an indemnified party, and it notifies the indemnifying party thereof, the indemnifying party will be entitled to assume the defense thereof with counsel selected by the indemnifying party and reasonably satisfactory to the indemnified party.
After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action,
(i) the indemnifying party will not be liable to the indemnified party for any legal or other expense subsequently incurred by the indemnified party in connection with the defense thereof,
(ii) the indemnifying party will not be liable for the costs and expenses of any settlement of such claim or action unless such settlement was effected with the written consent of the indemnifying party or the indemnified party waived any rights to indemnification hereunder in writing, in which case the indemnified party may effect a settlement without such consent, and (iii) the indemnified party will be obligated to cooperate with the indemnifying party in the investigation of such claim or action; provided, however, that the Holders and their respective controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by such Holders against the Company may employ their own counsel if they have been advised by counsel in writing that, in the reasonable judgment of such counsel, it is advisable for such Holders and their controlling persons to be represented by separate counsel due to the presence of conflicts of interest, and in that event the fees and expenses of such separate counsel will also be paid by the Company; provided that the Company shall not be liable for the reasonable fees and expenses of more than one separate counsel at any time for all such indemnified parties. An indemnifying party shall not, without the prior written consent of the indemnified parties, settle, compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes a release of such indemnified party reasonably acceptable to such indemnified party from all liability arising out of such claim, action, suit or proceeding and unless the indemnifying party shall confirm in a written agreement reasonably acceptable to such indemnified party, that notwithstanding any federal, state or common law, such settlement, compromise or consent shall not adversely affect the right of any indemnified party to indemnification or contribution as provided in this Agreement.

    Section 8.4.   If for any reason the indemnification
provided for in Sections 8.1 or 8.2 is unavailable to an indemnified party or is insufficient to hold it harmless as contemplated therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim , damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party and the indemnified party, but also the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

    Section 8.5. The obligations under this Article 8 shall survive the completion of any offering of Registrable Securities in a Registration Statement pursuant to this Agreement, and otherwise.

    Section 8.6 Notwithstanding the foregoing provision of this Article 8, to the extent that the provisions regarding indemnification and contribution contained in the underwriting agreement entered into in connection with any underwritten public offering contemplated by this Agreement are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall be controlling.


                            ARTICLE 9.

                    REPORTS UNDER EXCHANGE ACT

    With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees that so long as the Company is subject to the reporting requirements of the Exchange Act, to:

         (i) Make and keep public information available, as those terms are understood and defined in Rule 144;

         (ii) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

         (iii) Furnish to any Holder, so long as the Holder owns any Registrable Securities, upon request (a) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after 90 days after the Effective Date), the Securities Act and the Exchange Act, (b) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (c) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.


                           ARTICLE 10.

                ASSIGNMENT OF REGISTRATION RIGHTS

    The rights to cause the Company to register Registrable
Securities pursuant to this Agreement may not be assigned or transferred by Bull Run without the consent of the Company;
provided, however, that any transfer or assignment of the Warrants or the Warrant Common Shares permitted pursuant to the Investment Agreement, the Standstill Agreement and/or the
Warrants shall also cause a permitted transfer or assignment of the rights to cause the Company to register Registrable
Securities without the consent of the Company. Such an assignment or transfer shall be in accordance with all applicable securities laws, and the assignee or transferee shall execute and agree to be bound by this Agreement, an executed counterpart of which shall be furnished to the Company.


                           ARTICLE 11.

                 AMENDMENT OF REGISTRATION RIGHTS

    Any provision of this Agreement may be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of a majority of Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section shall be binding upon each Holder of any Registrable Securities, each future Holder of such Registrable Securities and the Company.


                           ARTICLE 12.

                       STAND-OFF AGREEMENT

    Any Holder, if requested by the Company or an underwriter of an underwritten public offering, agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise transfer or dispose of any Common Stock held by such Holder (other than Registrable Securities included in the registration) without the prior written consent of the Company or such underwriter(s), as the case may be, during a period of up to five days prior to the pricing of such public offering and 180 days following the effective date of any underwritten registration of the Company's securities effected pursuant to Articles 2 or 3 hereof. Such agreement shall be in writing in form satisfactory to the Company and such underwriter, and may be included in the underwriting agreement. The Company may impose stop-transfer instructions with respect to the securities subject to the foregoing restriction until the end of the required stand-off period.


                           ARTICLE 13.

                TERMINATION OF REGISTRATION RIGHTS

    If the number of shares of Registrable Securities owned by a Holder represents less than one percent (1%) of the total number of shares of Common Stock then outstanding, then such Holder's registration rights under this Agreement relating to such Registrable Securities shall terminate on the date such Holder is able to dispose of all of its shares of Registrable Securities in any 90-day period pursuant to Rule 144. All registration rights
(except for rights previously exercised in connection with an underwritten public offering pursuant to Article 3) of a Holder under this Agreement shall terminate on the date on which all of such Holder's shares of Registrable Securities can be sold pursuant to Rule 144(k).


                           ARTICLE 14.

                          MISCELLANEOUS

    Section 14.1. Confidential Information. No Holder may use any confidential information received by it pursuant to this Agreement in violation of the Exchange Act or reproduce, disclose, or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information and its accountants and attorneys), except to the extent reasonably related to the exercise of rights under this Agreement, unless (i) such information has been made available to the public generally (other than by such recipient in violation of this Section 14.1), or (ii) such recipient is required to disclose such information by a governmental body, regulatory agency or subpoena or by law in connection with a transaction that is not otherwise prohibited hereby and the Company is given a reasonable opportunity to obtain injunctive relief or a protective order to maintain the confidentiality of such information.

    Section 14.2.  Notices.  All notices and other
communications required or permitted by this Agreement shall be made in writing and shall be deemed delivered when delivered in person, transmitted by telecopier, or three days after it has been sent by mail, as follows:

         The Company:   Rawlings Sporting Goods Company, Inc.
                        1859 Intertech Drive
                        Fenton, Missouri  63026
                        Attn: Mr. Paul E. Martin
                        Telecopy No.: (314) 349-3598

         with a copy to: Stinson, Mag & Fizzell, P.C.
                        1201 Walnut, Suite 2800
                        P.O. Box 419251
                        Kansas City, Missouri  64141-6251
                        Attn:  Craig L. Evans, Esq.
                        Telecopy No.: (816) 691-3495

         Bull Run:      Bull Run Corporation
                        4370 Peachtree Road
                        Atlanta, Georgia 30319
                        Attn: Mr. Robert S. Prather, Jr.
                        Telecopy No.: (404) 261-9607
    with a copy to:     Alston & Bird LLP
                        One Atlantic Center
                        1201 West Peachtree St.
                        Atlanta, Georgia  30309
                        Attn:  Stephen A. Opler, Esq.
                        Telecopy No.: (404) 881-4777

The Parties shall promptly notify each other in the manner provided in this Section 14.2 of any change in their respective addresses. A notice of change of address shall not be deemed to have been given until received by the addressee. Communications by telecopier also shall be sent concurrently by mail, but shall in any event be effective as stated above.

    Section. 14.3. Entire Agreement. This Agreement embodies the entire agreement and understanding of the Parties in respect of the subject matter contained herein, provided that this provision shall not abrogate any other written agreement between the Parties executed simultaneously with this Agreement. This Agreement supersedes all prior agreements and understandings between the Parties with respect to such subject matter.

    Section 14.4. Waiver, Amendment, etc. Except as otherwise permitted in this Agreement, this Agreement may not be amended or supplemented, and no waivers of or consents to departures from the provisions hereof shall be effective, unless set forth in a writing signed by, and delivered to, all the Parties. Except as otherwise permitted in this Agreement, no failure or delay of any Party in exercising any power or right under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right or power, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power.

    Section 14.5. Binding Agreement; No Third Party Beneficiaries. This Agreement will be binding upon and inure to the benefit of the Parties and their successors and permitted assigns. Nothing expressed or implied herein is intended or will be construed to confer upon or to give to any third party any rights or remedies by virtue hereof.

    Section 14.6.  Governing Law.  This Agreement shall be
governed by the laws of the State of Georgia, without regard to conflict of laws principles.

    Section 14.7. Severability. The invalidity or unenforceability of any provision hereof in any jurisdiction will not affect the validity or enforceability of the remainder hereof in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. To the extent permitted by Applicable Law, each Party waives any provision of Applicable Law that renders any provision hereof prohibited or unenforceable in any respect. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the Parties to the extent possible.

    Section 14.8. Counterparts. This Agreement may be executed in one or more counterparts each of which when so executed and delivered will be deemed an original but all of which will constitute on and the same Agreement.

    Section 14.9 No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement.

    Section 14.10 Remedies. Each Holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

    IN WITNESS WHEREOF, the Company and Bull Run have caused their respective duly authorized officers to execute this Agreement as of the day and year first above written.

                                  RAWLINGS SPORTING GOODS
                                  COMPANY, INC.


                                  By:________________________
                                       Name:
                                       Title:



                                  BULL RUN CORPORATION


                                  By:_________________________
                                       Name:
                                       Title:


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                                                     Exhibit 99.5

FOR IMMEDIATE RELEASE


CONTACT: Paul E. Martin
         Chief Financial Officer
         (314) 349-3506



                   RAWLINGS ANNOUNCES STRATEGIC
         MARKETING ALLIANCE WITH HOST COMMUNICATIONS AND
                INVESTMENT AGREEMENT WITH BULL RUN



         ST. LOUIS, MO, November 21, 1997 ... Rawlings Sporting Goods Company, Inc. (NASDAQ: RAWL) (Rawlings) announced today it has entered into a five year strategic marketing alliance with Host Communications, Inc. (HCI), a sports marketing company, under which HCI and Rawlings will jointly market and sell Rawlings' products primarily through corporate promotions, grass roots events and international programs. HCI provides marketing services for the NCAA and numerous universities and has a majority investment in Universal Sports America, Inc. (USAI), the worlds' leading grass roots sports event company whcih sponsors, among other things, domestic and international three on three basketball tournaments. HCI has also established relationships with many Fortune 500 companies who perform promotions related to the above-described events.

         In connection with this marketing alliance, Rawlings also announced today that it has entered into an investment agreement with Bull Run Corporation (NASDAQ: BULL) (Bull Run) which indirectly owns approximately 29.7 percent of HCI, under which Bull Run has purchased approximately 926,000 warrants for $3.07 per warrant. These warrants have a four year term and enable Bull Run to purchase approximately 926,000 shares of Rawlings' common stock at an exercise price of $12.00 per share but are exercisable only if Rawlings' common stock closes at or above $16.50 for twenty consecutive trading days during the four year term. In addition, under the terms of the agreement, Bull Run may purchase up to 10.1 percent of the outstanding shares of Rawlings' common stock in the open market over the next six months, with extensions allowed under certain circumstances defined in the investment agreement. After completing the open market share purchases, if Bull Run exercises the warrants, it could have as much as a 20.1 percent ownership interest in Rawlings and for five and one-half years thereafter, Bull Run is subject to a standstill agreement which, except for specific circumstances, precludes Bull Run from acquiring additional shares without Board approval.

         Mr. Robert S. Prather, Jr., President of Bull Run, has been nominated for election as a director of Rawlings, which election will take place at the Company's annual meeting of

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stockholders scheduled for January 15, 1998.  Mr. Prather also serves as a director of HCI, USAI and Gray Communications
Systems, Inc., an operator of television stations and newspapers in the southeast.

         Mr. Andrew N. Baur, Acting Chairman of the Board, commented, "The agreement with Bull Run demonstrates their belief that Rawlings' stock is undervalued. The HCI strategic marketing alliance will enhance our ability to maximize the potential growth opportunities related to corporate promotions, grass roots events and international programs with a partner with a proven record of success."

         Mr. Baur commented further, "Management continues to look for ways to increase revenues and net income. This agreement with HCI, coupled with the acquisition of the Victoriaville hockey business and new product development, should give Rawlings excellent prospects for improving its market position in the years ahead."

         Certain information discussed in the news release includes forward looking statements that involve risks and uncertainties, including quarterly fluctuations in results, ongoing customer changes in buying patterns, retail sell rates for the Company's products which may result in more or less orders than those anticipated and the impact of competitive products and pricing. In addition, other risks and uncertainties are detailed from time to time in the Company's SEC reports, including the report on Form 10-K for the year ended August 31, 1996.

         Rawlings is a leading manufacturer and supplier of branded team sports equipment and apparel, particularly in baseball, softball, basketball, hockey and football.

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